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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
ADESA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

              April     , 2006

Dear fellow stockholder:

              On behalf of the Board of Directors and management, you are cordially invited to attend the annual meeting of stockholders of ADESA, Inc. to be held on Wednesday, May 17, 2006, at 9:00 a.m., local time, at the Ritz Charles, 12156 North Meridian Street, Carmel, Indiana.

              This booklet includes the notice of annual meeting of stockholders and the proxy statement. The proxy statement describes the business to be transacted at the annual meeting and provides other information about ADESA that you should know when you vote your shares. The principal business of the annual meeting will be to:

  •
  elect members of the board of directors;
  •
  ratify the appointment by the audit committee of PricewaterhouseCoopers LLP as ADESA's independent auditors for 2006; and
  •
  amend our certificate of incorporation to provide for the phase-in of the annual election of directors.

We will also provide an overview of the status of ADESA's business at the meeting.

              Your vote is very important. I urge you to vote by mail, by telephone or on the Internet in order to be certain your shares are represented at the meeting, even if you plan to attend. Please review the instructions on the proxy card regarding each of these voting options.

              Thank you for your ongoing support of, and continued interest in, ADESA.

Sincerely,

David G. Gartzke Chairman of the Board, President and Chief Executive Officer

ADESA, Inc.
13085 Hamilton Crossing Blvd.
Carmel, Indiana 46032

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:00 a.m., local time, on May 17, 2006
Place	Ritz Charles 12156 North Meridian Street Carmel, Indiana 46032
Items of Business
1. To elect three directors of ADESA, each until the annual meeting in 2009 and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal.
2. To ratify the audit committee's appointment of PricewaterhouseCoopers LLP (an independent registered public accounting firm) as ADESA's independent auditors for fiscal year 2006.
3. To amend our certificate of incorporation to provide for the phase-in of the annual election of directors.
4. To transact any other business as may properly come before the meeting or any adjournments or postponements thereof.
Record Date	You are entitled to vote at the annual meeting and at any adjournments or postponements thereof if you were a stockholder at the close of business on Wednesday, March 22, 2006.
Voting by Proxy
Please submit your proxy card as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on your enclosed proxy card.
By Order of the Board,

George J. Lawrence Executive Vice President, General Counsel and Secretary
April , 2006 Carmel, Indiana

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING	1
Why am I receiving these materials?	1
What proposals will be voted on at the annual meeting?	1
What is the ADESA Board's voting recommendation?	1
Who is entitled to vote?	1
What is the difference between holding shares as a stockholder of record and as a beneficial owner?	2
How can I vote my shares in person at the annual meeting?	2
How can I vote my shares without attending the annual meeting?	2
If I am an employee holding shares pursuant to our employee stock purchase plan, how will my shares be voted?	3
Can I revoke my proxy?	3
What is the quorum requirement for the annual meeting?	3
What is the voting requirement to approve each of the proposals?	4
What does it mean if I receive more than one proxy or voting instruction card?	4
Who will count the vote?	4
Who will bear the cost of soliciting votes for the annual meeting?	4
What is "householding" and how does it affect me?	5
How can I obtain a copy of ADESA's Annual Report on Form 10-K?	5
BOARD STRUCTURE AND CORPORATE GOVERNANCE	6
Board Structure and Committees	6
Audit Committee	6
Executive Compensation Committee	7
Corporate Governance and Nominating Committee	7
Corporate Governance	8
Corporate Governance Guidelines, Committee Charter and Codes of Ethics	8
Executive Sessions of the Board	8
Communications with Directors	8
Director Qualification Standards and Independence	9
DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES	10
Fiscal 2005 Director Compensation	10
Fiscal 2006 Director Compensation	10
Stock Ownership Guidelines	11
PROPOSALS TO BE VOTED ON BY ADESA'S STOCKHOLDERS	12
PROPOSAL NO. 1 ELECTION OF DIRECTORS	12
Structure of the Board	12
Majority Vote Provision in our Corporate Governance Guidelines	12
Information Regarding Nominees for Director, Directors and Executive Officers	12
Nominees for Director to be Elected at the 2006 Annual Meeting for Terms Expiring in 2009	13
Directors Whose Terms Will Expire in 2007	14
Directors Whose Terms Will Expire in 2008	14
Executive Officers Who Do Not Serve on the Board	15
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT AUDITORS	17
Proposal	17
Fees Paid To PricewaterhouseCoopers LLP	17
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors	18

i

REPORT OF THE AUDIT COMMITTEE	19
PROPOSAL NO. 3	21
Background	21
Amendment to Certificate of Incorporation	21
BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK	23
Stock Ownership of Directors, Director Nominees and Executive Officers	23
Principal Stockholders	24
EXECUTIVE COMPENSATION	25
Summary Compensation Table	25
Option Grants in 2005	30
Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values	30
Equity Compensation Plan Information	31
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE	32
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	36
SEVERANCE ARRANGEMENTS	37
CERTAIN RELATED-PARTY RELATIONSHIPS	38
STOCK PRICE PERFORMANCE GRAPH	39
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS	40
Directions to the Annual Meeting	Inside Back Cover

ELECTRONIC ACCESS OF PROXY STATEMENT

              This proxy statement is available on our Internet site at www.adesainc.com. Most stockholders can elect to view future proxy statements over the Internet instead of receiving paper copies in the mail. If you are a stockholder of record, you can choose this option and save ADESA the cost of production and mailing these documents by registering for electronic access of future proxy statements at http://www.econsent.com/kar/. If you hold your ADESA stock through a bank, broker or other holder of record, please refer to the information provided by that entity for instructions on how to elect to view future proxy statements over the Internet.

              If you choose to view future proxy statements over the Internet, next year you will be mailed a proxy card and instructions indicating the Internet address to access ADESA's proxy statement. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year. To view, cancel or change your enrollment profile, please go to http://www.econsent.com/kar/.

ii

ADESA, INC.
13085 Hamilton Crossing Blvd.
Carmel, Indiana 46032

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL MEETING

Q:
Why am I receiving these materials?

A:
We are providing these proxy materials to you in connection with the solicitation, by ADESA's Board of Directors, of proxies to be voted at ADESA's 2006 annual meeting of stockholders and at any adjournments or postponements thereof. Stockholders are invited to attend the annual meeting to be held on May 17, 2006 beginning at 9:00 a.m., local time, at the Ritz Charles, 12156 North Meridian Street, Carmel, Indiana 46032. ADESA's proxy materials are being mailed to stockholders starting April     , 2006.

Q:
What proposals will be voted on at the annual meeting?

A:
There are three proposals scheduled to be voted on at the annual meeting:

•
the election of three directors of ADESA, each until the annual meeting in 2009 and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal;
•
the ratification of the audit committee's appointment of PricewaterhouseCoopers LLP (an independent registered public accounting firm) as ADESA's independent auditors for fiscal year 2006; and
•
the approval of an amendment to our certificate of incorporation to provide for the phase-in of the annual election of directors.

Q:
What is the ADESA Board's voting recommendation?

A:
ADESA's Board recommends that you vote your shares "FOR" the election of directors, the ratification of auditors and the amendment to our certificate of incorporation.

Q:
Who is entitled to vote?

A:
All shares owned by you as of the record date, which is the close of business on March 22, 2006, may be voted by you. You may cast one vote per share of common stock that you held on the record date. These shares include shares that are:

•
held directly in your name as the stockholder of record; and
•
held for you as the beneficial owner through a stockbroker, bank or other nominee.

  On the record date, ADESA had approximately                           shares of common stock issued and outstanding.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many stockholders of ADESA hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

  Stockholder of Record.  If your shares are registered directly in your name with ADESA's transfer agent, Wells Fargo, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you directly by ADESA. As the stockholder of record, you have the right to grant your voting proxy directly to ADESA or to vote in person at the annual meeting. ADESA has enclosed a proxy card for you to use. You may also vote on the Internet or by telephone, as described below under the heading "How can I vote my shares without attending the annual meeting?"

  Beneficial Owner.  If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name", and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing your broker or nominee as to how to vote your shares. You may also vote by Internet or by telephone, as described below under "How can I vote my shares without attending the annual meeting?"

Q:
How can I vote my shares in person at the annual meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to vote your shares in person at the annual meeting, please bring proof of identification. Even if you plan to attend the annual meeting, ADESA recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

  Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:
How can I vote my shares without attending the annual meeting?

A:
Whether you hold your shares directly as the stockholder of record or beneficially in "street name", you may direct your vote without attending the annual meeting by voting in one of the following manners:

•
on the Internet;
•
by telephone; or
•
by completing and mailing your proxy card or voting instruction card in the enclosed, pre-paid envelope.

  Please refer to the proxy card for more detailed instructions.

  If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for stockholders will be available 24 hours a day, and will close at 12:00 p.m., central time, on May 16, 2006.

Q:
If I am an employee holding shares pursuant to our employee stock purchase plan, how will my shares be voted?

A:
If you are an employee holding stock acquired through our employee stock purchase plan, you will receive a voting instruction card covering all shares held in your individual account. The employee stock purchase plan will vote your shares (i) in accordance with the instructions on your returned instruction card; or (ii) in its discretion on the election of directors, the ratification of the appointment of ADESA's independent auditors and the amendment to our certificate of incorporation to provide for the phase-in of the annual election of directors, if you do not return an instruction card or if you return an instruction card with no instructions.

Q:
Can I revoke my proxy?

A:
Yes. You may revoke your proxy at any time prior to the vote at the annual meeting by:

•
providing written notice to the corporate secretary of ADESA;
•
delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or
•
attending the annual meeting and voting in person.

  Please note that your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the annual meeting only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:
What is the quorum requirement for the annual meeting?

A:
The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting.

  Both abstentions and broker non-votes are counted as present and entitled to vote for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because:

  •
  the broker has not received voting instructions from the beneficial owner; and
  •
  the broker lacks discretionary voting power to vote such shares.

  If you are a beneficial stockholder and your broker holds your shares in its name, the broker is permitted to vote your shares on the election of directors, the ratification of the appointment of ADESA's independent auditors and the amendment to our certificate of incorporation to provide for the phase-in of the annual election of directors, even if the broker does not receive voting instructions from you.

Q:
What is the voting requirement to approve each of the proposals?

A:
Election of Directors.  In the election for directors, the three persons receiving the highest number of "for" votes will be elected. Only votes "for" or "withheld" affect the outcome. Abstentions are not counted for purposes of the election of directors.

  Our corporate governance guidelines, which can be found on our website, set forth our procedures if a director-nominee is elected, but receives a majority of "withheld" votes. In an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election is required to tender his or her resignation following certification of the stockholder vote.

  The corporate governance and nominating committee of the Board is required to make recommendations to the Board with respect to any such letter of resignation. The Board is required to take action with respect to this recommendation and to disclose their decision-making process. Full details of this policy are set out under "Proposal No. 1—Election of Directors."

  Ratification of Independent Auditors.  The ratification of the appointment of the Company's independent auditors requires the affirmative vote of a majority of the shares of common stock represented at the annual meeting and entitled to vote thereon. Abstentions and, if applicable, broker non-votes, will not be voted and will not be counted in determining the number of shares necessary for approval, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention or a broker non-vote with respect to this proposal will have the effect of a negative vote with respect to this proposal.

  Amendment to Certificate of Incorporation.  The approval of the amendment to our certificate of incorporation to provide for the annual election of directors at the 2009 annual meeting requires the affirmative vote of eighty percent (80%) of the outstanding shares of common stock entitled to vote at the annual meeting. Abstentions and, if applicable, broker non-votes, will not be voted and will not be counted in determining the number of shares necessary for approval, although they will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention or a broker non-vote with respect to this proposal will have the effect of a negative vote with respect to this proposal.

Q:
What does it mean if I receive more than one proxy or voting instruction card?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:
Who will count the vote?

A:
A representative of Wells Fargo will tabulate the votes and act as the inspector of election.

Q:
Who will bear the cost of soliciting votes for the annual meeting?

A:
ADESA will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have hired Georgeson Shareholder Communications Inc. to assist in the solicitation and distribution of proxies. Georgeson will receive a fee of $8,500, plus reasonable expenses, for these services. In addition, ADESA may reimburse brokerage firms, including Georgeson, and other persons representing beneficial owners of shares of ADESA common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:
What is "householding" and how does it affect me?

A:
Householding is a program, approved by the Securities and Exchange Commission, which allows the delivery of only one package of stockholder proxy materials if there are multiple ADESA stockholders who live at the same address. This means that, if your household participates in the householding program, you will receive an envelope containing one set of proxy materials and a separate proxy card for each stockholder account in the household. Please vote all proxy cards enclosed in the package.

  Participation in householding will not impact or apply to any of your other stockholder mailings, such as dividend checks. If you are a registered stockholder, your participation in householding continues until you or any member of your household revokes his or her implied consent by calling our transfer agent, Wells Fargo, at 1(877) 602-7615, and requesting to opt out. Alternatively, you may revoke your consent by writing to Wells Fargo Shareowner Services, Attn: Data Maintenance, P. O. Box 64945, Saint Paul, MN 55164-0945. If you live in an eligible household that is not currently participating in this program and are receiving multiple copies of the annual report and proxy statement, you can request to participate in householding by contacting our transfer agent, Wells Fargo, at 1(800) 468-9716.

  If you are a beneficial holder, you can request information about householding from your broker, bank or other nominee.

Q:
How can I obtain a copy of ADESA's Annual Report on Form 10-K?

A:
Copies of ADESA's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC, are available to stockholders free of charge on ADESA's website at www.adesainc.com or by writing to Attn: Investor Relations, ADESA, Inc., 13085 Hamilton Crossing Blvd., Carmel, Indiana 46032.

BOARD STRUCTURE AND CORPORATE GOVERNANCE

Board Structure and Committees

              The Board is divided into three classes serving staggered three-year terms. The Board has eight directors and the following three committees:

  •
  audit;
  •
  executive compensation; and
  •
  corporate governance and nominating.

The membership and the function of each committee are described below. During 2005, the Board held seven meetings and the audit, executive compensation and corporate governance and nominating committees held eight, five and four meetings, respectively. Each director attended at least 75% of the aggregate number of Board and applicable committee meetings. It is the Board's policy that directors are expected to attend ADESA's annual meeting of stockholders. All of the directors attended the 2005 annual meeting of stockholders.

              Audit Committee.    The audit committee assists the Board with the oversight of: the integrity of ADESA's financial statements and internal controls; ADESA's compliance with legal and regulatory requirements; the independent auditors' qualifications and independence; and the performance of ADESA's internal audit function and the independent auditors. More specifically, under its current charter, the audit committee, among other things:

  •
  is solely responsible for the appointment, compensation and oversight of the work of ADESA's independent registered public accounting firm;
  •
  pre-approves all auditing and non-auditing services to be performed by the independent auditors;
  •
  engages in dialogue with the independent auditors with respect to relationships or services that may impact the objectivity and independence of the independent auditors;
  •
  reviews and discusses with management and the independent auditors ADESA's annual and quarterly financial statements;
  •
  reviews, with management, the independent auditors and the senior internal audit executive, the adequacy and effectiveness of, and any significant changes in, ADESA's internal controls, the accounting policies, procedures or practices of ADESA; and
  •
  reviews the status of compliance with laws, regulations and internal procedures, contingent liabilities and risks that may be material to ADESA.

The responsibilities and activities of the audit committee are described in greater detail in the section entitled "Report of the Audit Committee" and the audit committee charter, which is attached as Appendix A to this proxy statement.

              The audit committee consists of Dennis O. Green (chairperson), Wynn V. Bussmann, Thomas L. Cunningham and A. R. Sales. The Board has determined that each of the members of the audit committee is "independent" within the meaning of the applicable listing standards of the New York Stock Exchange. The Board has determined that Mr. Green and Mr. Sales are each an "audit committee financial expert" and "independent" as defined under the applicable rules of the NYSE and the Securities and Exchange Commission.

              Executive Compensation Committee.    The executive compensation committee establishes ADESA's philosophy and policies regarding executive and director compensation; oversees the administration of ADESA's director and executive compensation programs; and reviews the compensation of directors, executive officers and senior management. More specifically, under its current charter, the executive compensation committee, among other things:

  •
  based on the performance evaluation conducted by the corporate governance and nominating committee, sets the CEO's compensation level, sets performance goals and approves awards for the CEO under incentive compensation plans;
  •
  reviews and approves the individual elements of total compensation for the executive officers of ADESA, other than the CEO, and reviews and approves revisions to ADESA's executive and senior management salary range structure and annual salary increase guidelines; and
  •
  makes recommendations to the Board with respect to ADESA's equity and incentive plan, employee stock purchase plan and other similar plans.

The responsibilities and activities of the executive compensation committee are described in greater detail in the section entitled "Report of the Executive Compensation Committee."

              The executive compensation committee consists of Donald C. Wegmiller (chairperson), Wynn V. Bussmann, Thomas L. Cunningham, Nick Smith and Deborah L. Weinstein. The Board has determined that each of the members of the executive compensation committee is "independent" within the meaning of the applicable listing standards of the NYSE.

              Corporate Governance and Nominating Committee.    Under its current charter, the corporate governance and nominating committee, among other things:

  •
  develops and recommends to the Board a set of corporate governance principles applicable to ADESA;
  •
  provides recommendations to the Board with respect to:
  –>
  Board organization, membership and function;
  –>
  committee structure and membership;
  –>
  succession planning for the executive management of ADESA; and
  •
  oversees the evaluation of the Board and ADESA's executive officers, including the CEO.

              In addition, the corporate governance and nominating committee, in consultation with the chairman of the Board, is responsible for identifying, screening, personally interviewing and recommending candidates to the entire Board. The Board, as a whole, is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that may occur between annual meetings of the stockholders. In nominating candidates, the Board takes into consideration such factors as it deems appropriate. These factors may include integrity, achievements, judgment, intelligence, personal character, the interplay of the candidate's relevant experience with the experience of other Board members, the willingness of the candidate to devote adequate time to Board duties and likelihood that he or she will be willing and able to serve on the Board for a sustained period. In connection with the selection of nominees for director, due consideration will be given to the Board's overall balance of diversity of perspectives, backgrounds and experiences. It is the Board's policy that any potential nominee must be interviewed by a majority of the members of the corporate governance and nominating committee. The corporate governance and nominating committee will consider any suggestions offered by management, other directors or any stockholder with respect to potential directors.

              The corporate governance and nominating committee will consider candidates recommended for nomination by stockholders, provided that the recommendations are made in accordance with the procedures described in the section entitled "Requirements, Including Deadlines, For Submission of Proxy Proposals, Nominations of Directors and Other Business of Stockholders" located at the end of this proxy statement. Candidates recommended for nomination by stockholders that comply with these procedures will receive the same consideration as other candidates recommended by the committee. In addition, the corporate governance and nominating committee has engaged a third party search firm, Spencer Stuart, to identify and assist the committee on an ongoing basis in identifying, evaluating and conducting due diligence on potential director nominees.

              The corporate governance and nominating committee consists of Deborah L. Weinstein (chairperson), Dennis O. Green, A. R. Sales and Nick Smith. The Board has determined that each of the members of the corporate governance and nominating committee is "independent" within the meaning of the applicable listing standards of the NYSE.

Corporate Governance

              Corporate Governance Guidelines, Committee Charter and Codes of Ethics.    ADESA has had corporate governance guidelines in place since the company's completion of its initial public offering in June 2004. ADESA has reviewed internally and with the Board the rules of the SEC and the NYSE's corporate governance listing standards regarding corporate governance policies and processes. ADESA also has adopted charters for its audit committee, executive compensation committee and corporate governance and nominating committee consistent with the applicable rules and standards. You can access ADESA's corporate governance guidelines, committee charters, code of business conduct and ethics and financial code of ethics that applies to ADESA's senior financial officers (and any amendments to, or waivers of, the codes of ethics) in the "Investor Relations" section of ADESA's web page at www.adesainc.com. These documents also are available in print to any stockholder requesting a copy by writing to ADESA, Inc., 13085 Hamilton Crossing Blvd., Carmel, Indiana 46032, Attention: Corporate Secretary.

              Executive Sessions of the Board.    At regularly scheduled Board meetings, the Board generally conducts executive sessions of the Board, which are discussions that involve only the non-management directors. ADESA's corporate governance guidelines state that the executive sessions of the Board will be chaired by either the chairman of the Board (if he or she is an independent director) or by the independent lead director (if the chairman is not an independent director). Because ADESA's chairman of the Board is not an independent director, ADESA's lead independent director, Deborah L. Weinstein, chairs the executive sessions of the Board.

              Communications with Directors.    Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to ADESA, Inc., 13085 Hamilton Crossing Blvd., Carmel, Indiana 46032, Attention: Corporate Secretary.

              All communications received as set forth in the preceding paragraph will be opened by the office of the corporate secretary for the sole purpose of determining whether the contents represent a message to ADESA's directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the corporate secretary's office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

              Director Qualification Standards and Independence.    The Board has made an affirmative determination that the following members of the Board meet the standards for "independence" set forth in the applicable listing standards of the NYSE on the basis that they have no material relationship with ADESA (either directly or as a partner, stockholder or officer of an organization that has a relationship with ADESA): Wynn V. Bussmann, Thomas L. Cunningham, Dennis O. Green, A. R. Sales, Nick Smith, Donald C. Wegmiller and Deborah L. Weinstein.

              In making this determination, the Board evaluated the relationship between Nick Smith and ADESA's former parent company, ALLETE, Inc., and found that this relationship was not material, as defined by the applicable listing standards of the NYSE, because it does not interfere with Mr. Smith's exercise of independent judgment. Currently, Mr. Smith serves as a director of ALLETE, Inc. If Mr. Smith's directorship on ALLETE's Board ever rises to an interest that conflicts, or appears to conflict, with the interests of ADESA, the Board will take all appropriate steps to ensure that Mr. Smith will be excused from discussions on the issue and recuse himself from voting on the issue.

              David G. Gartzke does not meet the aforementioned independence standards because he serves as ADESA's current president and chief executive officer in addition to his duties as Chairman of the Board.

DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES

Fiscal 2005 Director Compensation

              The following table provides information regarding the compensation paid to ADESA's non-employee directors during the fiscal year ended December 31, 2005. Directors who are employed by ADESA do not receive any compensation for their Board activities.

Non-Employee Director	Total	Annual Director Retainer (Cash)	Annual Director Retainer (Stock) (1)	Annual Committee Chair Fees	Annual Committee Member Fees

Wynn V. Bussmann	$92,750.01	$25,833.34	$47,500.00	$0	$19,416.67

Thomas L. Cunningham	$92,750.01	$25,833.34	$47,500.00	$0	$19,416.67
Dennis O. Green	$98,750.01	$25,833.34	$47,500.00	$6,000.00	$19,416.67

A. R. Sales	$92,750.01	$25,833.34	$47,500.00	$0	$19,416.67
Nick Smith	$91,250.01	$25,833.34	$47,500.00	$0	$17,916.67

Donald C. Wegmiller	$86,791.67	$25,833.34	$47,500.00	$4,500.00	$8,958.33
Deborah L. Weinstein (2)	$126,333.33	$78,833.33	$47,500.00	$0	$0

(1)
Each of the non-employee directors receives shares of ADESA's common stock equal in value to $47,500 on the date of grant under the terms of ADESA's director compensation plan.

(2)
Ms. Weinstein is ADESA's lead independent director. Ms. Weinstein is not eligible to receive any committee chair or committee member fees.

Fiscal 2006 Director Compensation

              Effective as of June 1, 2005, the following table provides information regarding the annual compensation ADESA provides to its non-employee directors:

	Cash Payment (1)(2)	Stock Payment (3)

Annual Director Retainer	$30,000	$47,500

Annual Lead Independent Director Retainer	$83,000	$47,500
Annual Retainer for Committee Chairs (4)	$4,500 - $6,000	$0

Annual Retainer for Committee Members (5)	$10,000 - $11,500	$0

(1)
The directors may elect to (a) defer all or part of the cash portion of their retainer and fees pursuant to ADESA's director compensation deferral plan; and/or (b) receive stock in lieu of all or a part of the cash portion of his or her retainer and fees pursuant to ADESA's director compensation plan.

(2)
ADESA also reimburses its directors, and in certain circumstances spouses who accompany directors, for travel, lodging and related expenses they incur in attending Board and committee meetings and the annual meeting of stockholders. In addition, ADESA reimburses its directors for attending director education seminars and industry-related events. The directors occasionally may utilize the Company's aircraft in order to attend Board and committee meetings, the annual meeting of stockholders, director education seminars or industry-related events.

(3)
Each of the non-employee directors receives shares of ADESA's common stock equal in value to $47,500 on the date of grant under the terms of ADESA's director compensation plan.

(4)
The compensation structure for the chairpersons of the executive compensation committee and the corporate governance and nominating committee of the Board is $4,500 per annum in cash. The compensation structure for the chairperson of the audit committee is $6,000 per annum in cash. Chairpersons also receive annual committee member fees for being a member of the applicable committee. However, the lead independent director is not eligible to receive any committee chair fees.

(5)
The compensation structure for the committee members of the executive compensation committee and the corporate governance and nominating committee of the Board is $10,000 per annum in cash. The compensation structure for the committee members of the audit committee is $11,500 per annum in cash. However, the lead independent director is not eligible to receive any committee member fees.

Stock Ownership Guidelines

              The Board believes that the directors and executive officers of ADESA should be stockholders of ADESA and, based on recommendations of the corporate governance and nominating committee, the Board established the following guidelines for stock ownership by Board members and executive officers. Once achieved, ownership of the amount set forth in the applicable stock ownership guideline must be maintained for as long as the individual is subject to these stock ownership guidelines.

	Number of Shares of Common Stock of ADESA Recommended to Be Owned (1)	Time Period Given to Meet Stock Ownership Guidelines

Non-Employee Director	5,000 shares of common stock of ADESA	Three years from date initially elected or appointed director of ADESA

Chief Executive Officer	Shares of common stock of ADESA equal to five times base salary of chief executive officer	If the chief executive officer on January 1, 2005, by December 31, 2009 (five years)
If appointed the chief executive officer after January 1, 2005, five years from the start date of that position
Executive Officer, Other Than Chief Executive Officer	Shares of common stock of ADESA equal to three times base salary of executive officer	If an executive officer on January 1, 2005, by December 31, 2009 (five years)
If appointed an executive officer after January 1, 2005, five years from the start date of that position

(1)
Ownership includes restricted stock units. Unexercised options to acquire shares of common stock of ADESA are not taken into consideration in meeting the ownership guidelines.

PROPOSALS TO BE VOTED ON BY ADESA'S STOCKHOLDERS

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Structure of the Board

              ADESA's Board is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

              The terms for three directors will expire at this 2006 annual meeting. The three nominees named below are the only individuals proposed for election to the Board at this 2006 annual meeting. Directors elected at the 2006 annual meeting will hold office for a three-year term expiring at the annual meeting in 2009 (and until his or her successor is elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal).

Majority Vote Provision in our Corporate Governance Guidelines

              Under our corporate governance guidelines, in an uncontested election, any nominee for director who receives a greater number of votes "withheld" from his or her election than votes "for" such election (a "Majority Withheld Vote") shall promptly tender his or her resignation following certification of the stockholder vote. The corporate governance and nominating committee shall consider the resignation offer and recommend to the Board whether to accept it. The Board will act on the corporate governance and nominating committee's recommendation within 90 days following certification of the stockholder vote. The Board will promptly disclose its decision whether to accept or reject the director's resignation offer (and the reasons for rejecting the resignation offer, if applicable) in a press release.

              Any director who tenders his or her resignation pursuant to this provision shall not participate in the corporate governance and nominating committee recommendation or Board action regarding whether to accept the resignation offer.

              If all members of the corporate governance and nominating committee receive a Majority Withheld Vote at the same election, then the independent Directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board whether to accept them; provided, however, if the only directors who did not receive a Majority Withheld Vote in the same election constitute two or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Information Regarding Nominees for Director, Directors and Executive Officers

              All of the nominees are currently directors of ADESA. Information is provided below regarding the business experience of each of the nominees. In addition, information is provided below regarding the business experience of the directors whose terms are not expiring this year and our executive officers not serving on the Board. The directors whose terms are not expiring will continue to serve as directors for the remainder of their terms or earlier in accordance with ADESA's charter documents. All ages of the directors and executive officers listed below are as of the date of the May 17, 2006 annual meeting.

Nominees for Director to be Elected at the 2006 Annual Meeting for Terms Expiring in 2009

Dennis O. Green, 65, has been a member of ADESA's Board since May 2004 and serves as the chairperson of its audit committee and is a member of its corporate governance and nominating committee.

Mr. Green is the managing member and founder of Celadon, LLC, a real estate development firm. In addition, Mr. Green is the Vice Chairman of the Board and chairman of the audit committee of Coastal Banking Company, a bank holding company, and its banking subsidiary, Lowcountry National Bank. Mr. Green retired in July 1997 from his position as Chief Auditor of Citicorp and of its principal banking subsidiary, Citibank, NA, where he had been responsible for their worldwide audit functions since 1990. From 1984 to 1990, he was the General Auditor of Ford Motor Company.

Nick Smith, 69, has been a member of ADESA's Board since May 2004 and serves on its corporate governance and nominating committee and executive compensation committee.

Since November 1999, Mr. Smith has been of counsel for the law firm of Fryberger, Buchanan, Smith & Frederick. Mr. Smith also is a director of ALLETE, ADESA's former parent company, and currently serves as a member of its corporate governance and nominating committee and its executive compensation committee.

Deborah L. Weinstein, 46, has been ADESA's lead independent director since January 2004 and serves as the chairperson of the corporate governance and nominating committee and is a member of its executive compensation committee.

Ms. Weinstein has been a partner in LaBarge Weinstein, LLP, a business law firm, since 1997. Ms. Weinstein also is a director of Dynex Semiconductor, Inc., a semiconductor company based in Lincoln, England.

ADESA's Board recommends a vote "FOR" the election to the Board of each of the foregoing nominees.

Directors Whose Terms Will Expire in 2007

David G. Gartzke, 62, has been ADESA's Chairman, President and Chief Executive Officer since January 2004.

From 2002 to 2004, Mr. Gartzke served as Chairman of the Board, President and Chief Executive Officer of ALLETE, Inc., an energy services company and ADESA's former parent company. From September 2000 until May 2004, Mr. Gartzke was Chairman, President and Chief Executive Officer of ALLETE Automotive Services, Inc. From 1994 to 2001, he was Senior Vice President and Chief Financial Officer of ALLETE.

Angel Rodolfo Sales, 57, has been a member of ADESA's Board since May 2004 and serves on its audit committee and corporate governance and nominating committee.

Mr. Sales is the managing director of Odyssey Corporate Finance, LLC, a corporate finance and strategy consulting firm. From 2002 to 2003, he was the Chief Operating Officer of Best Access Systems, Inc., a manufacturer of access control systems and security hardware. He retired in November 2001 from his position as Senior Vice President at ArvinMeritor, Inc., a global parts supplier to the automotive industry, where he held senior operating and financial positions since 1990. From 1987 to 1990, he was Vice President and Treasurer of The Upjohn Company.

Directors Whose Terms Will Expire in 2008

Wynn V. Bussmann, 64, has been a member of ADESA's Board since May 2004 and serves on its audit committee and executive compensation committee.

Mr. Bussmann retired in March 2004 from his position of Senior Vice President — Global Forecasting of J.D. Power and Associates, an international marketing information firm, which he held since 2001. From 1994 to 2001 he was the corporate economist for DaimlerChrysler Corporation, where he provided forecasts and analysis of vehicle sales and other trends in the vehicle industry for product strategy and planning.

Thomas L. Cunningham, 60, has been a member of ADESA's Board since May 2004 and serves on its audit committee and executive compensation committee.

Mr. Cunningham retired in 2002 from his position of Director, Remarketing Strategy for Ford Motor Company, where he was responsible for the total design and implementation of Ford's wholesale used vehicle sales strategy in the United States for all the Ford and Ford-affiliate brands. From 1989 to 2001 he was Manager, Vehicle Remarketing for Ford, where he developed industry-leading vehicle remarketing processes.

Donald C. Wegmiller, 67, has been a member of ADESA's Board since May 2004 and serves as the chairperson of its executive compensation committee.

Mr. Wegmiller is the Chairman of the Clark Consulting — Healthcare Group, a unit of Clark Inc., a national executive and physician compensation and benefits consulting firm. Prior to joining Clark Consulting-Healthcare Group, Mr. Wegmiller served as Vice Chairman and President of HealthSpan Health Systems Corporation, a healthcare network company. Mr. Wegmiller also serves as a director of Possis Medical, Inc., a developer, manufacturer and marketer of medical devices, and Omnicell, Inc., a provider of patient safety and operational efficiency solutions for the healthcare industry.

Executive Officers Who Do Not Serve on the Board

              Cameron C. Hitchcock, 44, has served as an executive vice president and the chief financial officer of ADESA since January 2004. During 2003, Mr. Hitchcock served as a consultant for private equity opportunities. From 1999 to 2002, Mr. Hitchcock served as vice president and treasurer of Lear Corporation, an automotive interior systems supplier. From 1997 to 1999, Mr. Hitchcock was the corporate treasurer of Dean Foods Company, a food company, and from 1993 to 1997, Mr. Hitchcock was vice president, corporate finance of Deutsche Morgan Grenfell, an investment banking firm.

              George J. Lawrence, 47, has served as an executive vice president and the general counsel and corporate secretary of ADESA since September 2004. From January 2000 until September 2004, Mr. Lawrence served as vice president and general counsel-americas for Thomson, a leading consumer electronics company, where he was responsible for the legal affairs of Thomson for the Americas. From 1997 until 2000, Mr. Lawrence served as associate general counsel for Thomson. From 1995 to 1997, Mr. Lawrence was vice president and general counsel of OHM Corporation, an environmental services company.

              Brenda J. Flayton, 50, has served as an executive vice president and the chief administrative officer of ADESA since June 2004. From July 1998 until May 2004, Ms. Flayton served as the vice president of human resources for ALLETE, where she was responsible for compensation, benefits, recruiting, safety, employee development and training, executive and director compensation, and employee relations. From August 1995 to July 1998, Ms. Flayton was a director of human resources for ALLETE.

              Ron Beaver, 47, has served as an executive vice president and chief information officer since March 15, 2006. From 2001 to 2005, Mr. Beaver served as the vice president and chief information officer of Otis Elevator Co., a manufacturer of elevators, escalators and moving walkways. From 1999 to 2001, Mr. Beaver served as the vice president of e-business of Otis Elevator Co. and from 1990 to 1998, Mr. Beaver served as a director of sales for Otis Elevator Co.

              Bradley A. Todd, 38, has served as an executive vice president of ADESA since May 2004, as the president of AFC, one of ADESA's wholly owned subsidiaries, since December 2001 and as the chief operating officer of ADESA Corporation, LLC's, one of ADESA's wholly owned subsidiaries, since April 2005. From October 1996 to December 2001, Mr. Todd served as the chief operations officer of AFC.

              Cheryl A. Munce, 48, has served as an executive vice president of ADESA since May 2004. Ms. Munce has served as the president of Impact Auto Auctions Ltd., one of ADESA's wholly owned subsidiaries, since May 2000 and as the president of Automotive Recovery Services, Inc. (d/b/a ADESA Impact), also one of ADESA's wholly owned subsidiaries, since September 2003. From September 1996 to May 2000, Ms. Munce was director of business development for Impact Auto Auctions Ltd.

              Brian J. Warner, 39, has served as a vice president of ADESA since March 2005. Mr. Warner has also served as the president of ADESA Canada Corporation, one of ADESA's wholly owned subsidiaries, since January 2003 and from October 1998 until December 2001. From December 2001 until January 2003, Mr. Warner served as the president of ADESA Corporation. From 1995 to September 1998, Mr. Warner held various positions at ADESA, including corporate controller, chief financial officer and general manager of ADESA's auction in Indianapolis.

              Scott A. Anderson, 40, has served as the controller of ADESA since November 2001 and the assistant treasurer from November 2001 until January 2004. From 1997 until November 2001, Mr. Anderson served as senior manager of assurance and business advisory services at PricewaterhouseCoopers LLP, where he was responsible for performing and coordinating audit and business advisory services for privately and publicly held companies. From 1988 to 1997, Mr. Anderson held various positions at PricewaterhouseCoopers LLP as a certified public accountant.

              Curt L. Phillips, 49, has served as the treasurer of ADESA since January 2004. From April 1998 until January 2004, Mr. Phillips served as the chief financial officer of AFC, one of ADESA's wholly owned subsidiaries, where he was responsible for overseeing accounting, cash management, and the credit and contract functions for AFC. From April 1997 to March 1998, Mr. Phillips was the vice president of finance for Chautauqua Airlines and from 1993 to March 1997, Mr. Phillips was the chief financial officer of Anthem Financial, Inc., a diversified financial services company focused primarily on equipment leasing.

              Jonathan Peisner, 46, has served as the vice president of investor relations and planning since April 2005. From 2003 to 2005, Mr. Peisner founded and managed Axios Advisors, LLC, a financial advisory firm. From 1999 to 2002, Mr. Peisner was the senior vice president of communications and investor relations and then senior vice president and treasurer of Collins & Aikman, an automotive supplier. From 1997 to 1999, Mr. Peisner served as the director of investor relations and business planning of Lear Corporation, an automotive interior systems supplier. From 1995 to 1997, Mr. Peisner served as the director of investor relations of Lear Corporation.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT AUDITORS

Proposal

              The audit committee of the Board has appointed PricewaterhouseCoopers LLP (an independent registered public accounting firm) as ADESA's independent auditors to audit its consolidated financial statements for the 2006 fiscal year. During the 2005 fiscal year, PricewaterhouseCoopers LLP served as ADESA's independent auditors and also provided certain tax and other non-audit services. Although ADESA is not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the audit committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

              Representatives of PricewaterhouseCoopers LLP are expected to attend the annual meeting where they will be available to respond to questions and, if they desire, to make a statement.

ADESA's Board recommends a vote "FOR" the ratification of the audit committee's appointment of
PricewaterhouseCoopers LLP as ADESA's independent auditors.

Fees Paid To PricewaterhouseCoopers LLP

              The following table sets forth the aggregate fees charged to ADESA by PricewaterhouseCoopers LLP for audit services rendered in connection with the audited consolidated financial statements and reports for the 2005 and 2004 fiscal years and for other services rendered during the 2005 and 2004 fiscal years to ADESA and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services:

Fee Category	2005	2004

Audit Fees	$1,987,304	$1,296,149

Audit-Related Fees	210,681	—
Tax Fees	455,695(1)	1,288,664(2)

All Other Fees	1,500	401,500

Total Fees	$2,655,180	$2,986,313

(1)
In 2005, $254,046 of the tax fees were for compliance and preparation and $201,649 of the tax fees were for state, federal and international tax consulting, advice and services.

(2)
In 2004, $517,315 of the tax fees were for compliance and preparation and $771,349 of the tax fees were for state, federal and international tax consulting, advice and services.

              Audit Fees:    Consists of fees for professional services rendered for the audit of ADESA's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For 2005, audit fees include the independent auditor's report on management's report on internal controls for financial reporting.

              Audit-Related Fees:    Consists principally of services with respect to due diligence services pertaining to potential business acquisition, accounting consultation for significant or unusual transaction not classified as "audit services", assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities and other attestation services.

              Tax Fees:    Consists of fees for professional services for tax compliance and reporting as well as tax planning and consulting.) In 2005, $254,046 of the tax fees were for compliance and preparation and $201,649 of the tax fees were for state, federal and international tax consulting, advice and services. In 2004, $517,315 of the tax fees were for compliance and preparation and $771,349 of the tax fees were for state, federal and international tax consulting, advice and services. The tax fees were higher in 2004 because of our initial public offering which occurred in June 2004 and our subsequent spin-off from our former parent company, ALLETE, which occurred in September 2004.

              All Other Fees:    Consists of fees for all other services other than those reported above. In 2005, these services consisted of a license fee for the use of PricewaterhouseCoopers LLP's accounting research software. In 2004, these services included services related to an inquiry by the SEC and a license fee for the use of PricewaterhouseCoopers LLP's accounting research software.

              In making its recommendation to ratify the appointment of PricewaterhouseCoopers LLP as ADESA's auditors for the fiscal year ending December 31, 2006, the audit committee has considered whether services other than audit and audit-related provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

              ADESA's independent auditor fee pre-approval policy provides for an annual process through which the audit committee evaluates the nature and scope of the audit prior to the commencement of the audit. At the same time, the committee evaluates audit-related, tax and other services that are proposed, along with the anticipated cost of such services. The committee reviews schedules of specific services to be provided.

              If other services are desired outside of this annual process, under the policy they may be pre-approved by the committee at a regularly scheduled meeting or by the chair, acting between meetings and reporting back to the committee at the next scheduled meeting.

REPORT OF THE AUDIT COMMITTEE

              The Board of Directors established the audit committee for the purpose of overseeing the accounting, internal controls and financial reporting processes of ADESA. The audit committee also has oversight of ADESA's independent auditors. The audit committee is comprised of four non-management directors and operates pursuant to a written charter approved by the Board of Directors. A copy of the audit committee charter is attached hereto as Appendix A. Each member of the audit committee meets the independence requirements of the SEC and the NYSE and has been determined by the Board to be "independent." The Board of Directors has determined that Dennis O. Green and A. R. Sales are each an "audit committee financial expert" in accordance with applicable SEC rules. The Board has also determined that each member of the audit committee is financially literate in accordance with the qualification standard set forth in the rules of the NYSE.

              As described more fully in its charter, the audit committee assists the Board in its oversight of (i) the integrity of ADESA's financial statements; (ii) ADESA's compliance with legal and regulatory requirements; (iii) ADESA's independent auditors' qualifications and independence; (iv) the performance of ADESA's internal audit function and independent auditors; and (v) ADESA's assessment and management of its financial and operational risks. The audit committee reports regularly to the Board with respect to actions, findings, issues and policy matters.

              ADESA has a full-time internal audit department that reports to the audit committee and to management. Responsibilities of the internal audit department include reviewing and evaluating the adequacy, effectiveness and quality of ADESA's system of internal controls relating to the reliability and integrity of ADESA's financial information, compliance with corporate policies and procedures and the safeguarding of ADESA's assets. During the year, we discussed these matters with the company's independent auditors and with appropriate company financial personnel and internal auditors.

              Management is responsible for the preparation, presentation and integrity of ADESA's financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. PricewaterhouseCoopers LLP, ADESA's independent auditing firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The audit committee has the authority to engage its own outside advisers, including independent legal counsel and experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.

              The audit committee establishes an agenda for the year that includes discussion and review of ADESA's quarterly earnings releases, earnings guidance, SEC filings, financial statements, risk assessment and risk management policies, internal controls and internal audit activities. The audit committee's agenda is established by the audit committee in consultation with the director of internal audit. In 2005, the audit committee held four regularly scheduled meetings and four meetings by telephonic conference call. At each of its regularly scheduled meetings, the audit committee held separate and private executive sessions with ADESA's independent auditors, director of internal audit, chief executive officer, chief financial officer, controller and general counsel.

              At each regular quarterly meeting, the audit committee meets with PricewaterhouseCoopers LLP, the director of internal audit and management to review ADESA's financial results before finalization and issuance of ADESA's earnings press releases. The audit committee also reviews each of ADESA's Form 10-Qs and ADESA's Form 10-K before filing with the SEC. In connection with its quarterly review of ADESA's financial statements, the audit committee reviews with management and the independent auditors the acceptability and quality of the accounting principles, the reasonableness of and quality of management's accounting judgments and the clarity of disclosures. At each regular meeting, the audit committee reviews with the director of internal audit, management and the independent auditors the overall audit plans and scope of audits, the results of internal audits and the quality of ADESA's financial reporting.

              The audit committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services by the independent auditors. Under these procedures, the audit committee pre-approves both the type of services to be provided by the independent auditors and the estimated fees related to these services. During the pre-approval process, the audit committee considers the impact of the types of services and the related fees on the independence of the auditor. The services and fees must be deemed compatible with the maintenance of the auditor's independence, including compliance with SEC and NYSE rules and regulations.

              The audit committee appointed PricewaterhouseCoopers LLP as the independent auditors for ADESA for the year ended December 31, 2006, subject to ratification by stockholders. The audit committee relies on the work and assurances of ADESA's management, which has primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of ADESA's annual financial statements to generally accepted accounting principles. Under ADESA's governance structure, including the audit committee charter, the audit committee has the responsibility to select, compensate, evaluate and, when appropriate, replace ADESA's independent auditors. The audit committee believes it is appropriate to recommend to the Board to request the stockholders of ADESA to ratify the audit committee's selection of the independent auditors at the 2006 annual stockholders meeting.

              The audit committee has reviewed ADESA's audited consolidated financial statements and discussed such statements with management. The audit committee has discussed with the independent auditors other matters required to be discussed by the independent auditors with the audit committee under Statement on Auditing Standards No. 61, as amended, and other regulations. The audit committee has also received and discussed with the auditors their annual written report on their independence from ADESA and its management pursuant to Independence Standards Board Standard No. 1 (independence discussions with audit committees), and reviewed with the independent auditors whether the provision of non-audit services provided by them to ADESA during 2005 was compatible with the auditors' independence.

              In reliance on these reviews and discussions, and the report of the independent auditors, the audit committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in ADESA's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Submitted by:
Audit Committee
Dennis O. Green, Chair Wynn V. Bussmann Thomas L. Cunningham A.R. Sales

PROPOSAL NO. 3
COMPANY PROPOSAL
TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION
TO INSTITUTE THE ANNUAL ELECTION OF DIRECTORS

Background

              In 2004, ADESA went public and was spun off from its majority stockholder, ALLETE, Inc. As such, fiscal 2005 was ADESA's first full year as a public, independent company with a new Board of Directors. Since the time of the IPO, the corporate governance and nominating committee of the Board has continually reviewed the Company's corporate governance practices. As part of its review, the corporate governance and nominating committee has considered whether the Company should declassify the Board of Directors.

              In late 2005, ADESA received a stockholder proposal, submitted by David J. Greene and Company, LLC ("Greene"), to declassify our Board of Directors for inclusion in this proxy statement. The corporate governance and nominating committee again gave due consideration to various arguments for and against a classified board. After this review, the Board of Directors, upon the recommendation of the corporate governance and nominating committee, determined it advisable to declassify the Board. As a result of this decision and ADESA's willingness to set forth this proposal in this proxy statement, Greene agreed to withdraw its stockholder proposal to declassify ADESA's Board. Greene's proposal provided that the declassification of our Board should be phased in so that it does not affect the unexpired terms of our directors previously elected. With respect to the phase-in period, Greene suggested, and ADESA agreed, that the 2006 class of directors would serve a three-year term, the 2007 class would serve for a two-year term and the 2008 class would serve a one-year term so that the implementation of annual elections would be completed by 2009 for the entire Board of Directors.

              The Board agrees with Greene's proposal and has determined that phasing-in the declassification of the Board in accordance with Greene's proposal is an appropriate and prudent way to institute annual elections of ADESA's directors. If the proposed amendment is approved, all directors will be elected annually beginning at the annual meeting in 2009. The terms of all directors, including those directors elected at the 2007 and 2008 annual meetings, automatically will expire immediately prior to the election of directors at the 2009 annual meeting. If the amendment to our certificate of incorporation is approved, the phase-in of the declassification of the Board would be applied as follows:

Annual Meeting Year	Length of Term for Directors Elected	Year that Term Would Expire

2006	Three Years	2009

2007	Two Years	2009

2008	One Year	2009

2009	Annual Election	2010

Amendment to Certificate of Incorporation

              The text of the proposed amendment to our certificate of incorporation is attached as Appendix B to this proxy statement, with deletions indicated by strike-outs and additions indicated by underlining. If the proposal is approved by the stockholders, conforming amendments will be made to the bylaws.

              Approval of the proposed amendment to the certificate of incorporation requires the affirmative vote of the holders of at least 80% of the voting power of our outstanding voting stock. If approved, this proposal will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, which the Company would file promptly after the annual meeting. If the amendment is not approved, the Board will remain classified.

ADESA's Board recommends a vote "FOR" the proposed amendment to the certificate of incorporation to provide for the annual election of directors.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

Stock Ownership of Directors, Director Nominees and Executive Officers

              The following table sets forth information, as of                           , 2006 concerning:

  •
  the beneficial ownership of ADESA's common stock by each director and each of the executive officers named in the Summary Compensation Table herein; and
  •
  the beneficial ownership of ADESA's common stock by all directors and executive officers as a group.

              The number of shares beneficially owned by each director or executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of                           , 2006, 60 days after                           , 2006, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such powers with his or her spouse, with respect to the shares set forth in the following table. The following table excludes unvested restricted stock units.

Beneficial Owner	Common Stock		Stock Options	Percentage of Outstanding Shares (1)

Wynn V. Bussmann	9,422		4,892	*

Thomas L. Cunningham	6,148		2,446	*
David G. Gartzke	80,572	(2)	998,306	1.2%

Dennis O. Green	6,100		1,427	*
Cameron C. Hitchcock	7,630		265,580	*

George J. Lawrence	0		159,348
Cheryl A. Munce	1,036		185,906

A. R. Sales	4,076		0	*
Nick Smith	21,577	(3)	10,825	*

Bradley S. Todd	10,332		288,910	*
Donald C. Wegmiller	32,870		16,961	*

Deborah L. Weinstein	8,776		1,427	*
All directors and executive officers as a group (17 persons)(4)	212,376		2,344,183	2.8%

Former Executive Officer
James P. Hallett	47,936		265,580	*

*
Represents less than 1% of the issued and outstanding shares of ADESA common stock on                           , 2006.

(1)
Percentage calculated by combining the number of shares owned with the number of shares that can be acquired divided by the number of shares issued and outstanding as of the record date (                           ) plus the number of stock options beneficially owned by the directors and executive officers as a group.

(2)
Includes 21,107 shares of ADESA common stock held by Mr. Gartzke's spouse.

(3)
Includes 50 shares of ADESA common stock held by Mr. Smith's spouse.

(4)
Excludes shares owned by James P. Hallett. Mr. Hallett's employment relationship with ADESA ceased on May 6, 2005.

Principal Stockholders

              The following table sets forth information regarding the only persons ADESA is aware of that beneficially own more than 5% of our common stock.

	Shares of Common Stock Beneficially Owned

Name and Address	Number		Percent

Royce and Associates, LLC 1414 Avenue of the Americas New York, NY 10019	5,615,535	(1)	6.27%	(1)
ValueAct Capital Master Fund, L.P. and other reporting entities 435 Pacific Avenue, 4th Floor San Francisco, CA 94133	4,735,100	(2)	5.3%	(2)

(1)
Based on a Schedule 13G filed January 10, 2006 by Royce and Associates, LLC. The Schedule 13G discloses that as of December 31, 2005, Royce and Associates, LLC had sole voting and sole dispositive power as to 5,615,535 shares and did not have shared voting or dispositive power as to any shares.

(2)
Based on a Schedule 13D filed November 23, 2005 by ValueAct Capital Master Fund, L.P., VA Partners, L.L.C., Jeffrey N. Ubben, George F. Hamel, Jr. and Peter H. Kamin. The Schedule 13D discloses that as of November 15, 2005, ValueAct Capital Master Fund, L.P., VA Partners, L.L.C., Jeffrey N. Ubben, George F. Hamel, Jr. and Peter H. Kamin had shared voting and shared dispositive power as to 4,735,100 shares and did not have sole voting or dispositive power as to any shares.

Section 16(a) Beneficial Ownership Reporting Compliance

              Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ADESA's directors and executive officers and persons who own more than 10% of the issued and outstanding shares of ADESA common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC and the NYSE. Based solely on a review of such reports and written representations from the directors and executive officers, ADESA believes that all such filing requirements were met during 2005.

EXECUTIVE COMPENSATION

Summary Compensation Table

              The following table sets forth cash and non-cash compensation for (i) ADESA's Chief Executive Officer; (ii) the four other most highly compensated executive officers of ADESA, as determined on the basis of salary and bonus as of the year ended December 31, 2005; and (iii) ADESA's former Executive Vice President and President of ADESA Corporation, LLC, James P. Hallett (collectively, the "Named Executive Officers").

Long-Term Compensation

Name of Executive Officer and Principal Position
	Year	Annual Compensation			Awards		Payouts

		Salary ($)(4)	Bonus ($)(5)	Other Annual Compensation ($)(6)	Restricted Stock Awards ($)(7)	Number of Securities Underlying Options Granted (#) (8)	Long-Term Incentive Plan Payout ($)(9)	All Other Compensation ($)(10)

David G. Gartzke (1) Chairman of the Board, President and CEO	2005 2004 2003	614,658 592,984 561,846	406,875 635,650 544,002	115,016 194,330 10,913	114,611 1,132,161 —	— 1,033,547 74,219	— 351,125 302,962	431,126 245,022 54,353

Cameron C. Hitchcock (2) EVP and CFO	2005 2004	363,898 353,130	160,580 286,433	39,200 117,819	45,314 478,285	— 265,580	— —	39,477 37,416
Bradley A. Todd (1) EVP, President of AFC and COO of ADESA Corporation, LLC	2005 2004 2003	302,405 266,271 249,597	134,272 148,564 17,438	24,748 19,703 —	38,699 436,556 —	— 303,165 8,743	— 94,133 81,220	39,028 29,001 20,676

Cheryl A. Munce (1)(3) EVP and President of ADESA Impact	2005 2004 2003	287,333 235,060 170,152	127,783 56,574 83,250	22,241 18,038	35,382 293,865	— 194,361 1,630	— 17,547 15,140	19,786 20,035 13,626
George J. Lawrence (2) EVP, General Counsel and Secretary	2005 2004	278,795 83,077 —	98,952 84,000 —	19,967 5,098 —	101,888 173,285 —	53,116 106,232 —	— — —	30,012 8,991 —

Former Executive Officer
James P. Hallett (1)(2) Former EVP and former President of ADESA Corporation, LLC	2005 2004 2003	154,307 447,000 439,808	— 265,303 328,532	24,192 38,231 —	1,247 465,559 —	— 514,369 42,500	— 196,103 169,203	1,431,463 66,598 47,104

(1)
2003 Compensation Information. For the year ended December 31, 2003, Messrs. Gartzke, Hallett and Todd and Ms. Munce were employed by ALLETE or a subsidiary of ALLETE. The 2003 compensation information provided for Messrs. Gartzke, Hallett and Todd and Ms. Munce was provided to ADESA from its former parent company, ALLETE.

(2)
Employment. Amounts in the Summary Compensation Table and in the accompanying footnotes reflect the following:

•
Mr. Hitchcock began his employment with ADESA on January 5, 2004;
•
Mr. Lawrence began his employment with ADESA on September 13, 2004; and
•
Mr. Hallett's employment relationship with ADESA ceased on May 6, 2005.

(3)
Conversion of Canadian Dollars. Ms. Munce is a resident of Canada. Where necessary, amounts in the Summary Compensation Table and in the accompanying footnotes for Ms. Munce have been converted from Canadian dollars using the US exchange rate in effect at the time the amounts were paid. In the event that this was not determinable, the Company used an average exchange rate for the twelve months of each fiscal year.

(4)
Salary. Mr. Gartzke's salary figures for 2004 include (a) $237,600 received for services rendered to ALLETE from January 1, 2004 until May 31, 2004; and (b) $355,384 earned for services rendered to ADESA from June 1, 2004 until December 31, 2004.

(5)
Bonuses

•
2004 Bonuses.  Mr. Gartzke's 2004 bonus includes $100,000 paid by ADESA in connection with the completion of the spin-off of ADESA from ALLETE. Mr. Hitchcock's 2004 bonus includes $75,000 paid as a starting bonus. Mr. Lawrence's 2004 bonus includes $30,000 paid as a starting bonus.
•
2003 Bonuses.  Bonuses earned in 2003 were earned under ALLETE's results sharing program and/or ALLETE's executive annual incentive plan. Mr. Hallett's 2003 bonus includes an annual retention bonus of 5,000 shares of ALLETE common stock which had a market value of $162,750 at the time the bonus was paid.

(6)
Incremental Cost of Perquisites Provided to Named Executive Officers

Perquisite	Year	Mr. Gartzke		Mr. Hitchcock		Mr. Todd		Ms. Munce			Mr. Lawrence		Mr. Hallett

Personal Aircraft Usage (a)	2005 2004	$ $	63,379 111,038	$ $	6,453 4,078	$ $	0 1,281	$ $	0 0		$ $	0 0	$ $	11,295 2,524

Car Allowance/Lease	2005 2004	$ $	16,216 16,264	$ $	12,188 7,990	$ $	8,502 8,502	$ $	13,880 10,939	(b) (b)	$ $	12,916 3,951	$ $	5,265 13,973	(c)

Club Dues	2005 2004	$ $	4,994 2,737	$ $	11,230 13,200	$ $	4,800 4,876	$ $	0 0		$ $	4,343 865	$ $	1,600 5,457

Financial Planning Services	2005 2004	$ $	9,558 1,932	$ $	3,549 0	$ $	500 0	$ $	7,107 7,099		$ $	0 0	$ $	3,500 3,164

SERP Above- Market Interest	2005 2004	$ $	12,302 209	$ $	1,152 0	$ $	7,443 4,688	$ $	0 0		$ $	543 0	$ $	776 2,894

Annual Physical Exam	2005 2004	$ $	0 1,413	$ $	0 0	$ $	942 0	$ $	0 0		$ $	0 0	$ $	742 4,828

Tax Gross-up (d)	2005 2004	$ $	8,567 9,313	$ $	4,628 7,312	$ $	2,561 356	$ $	1,254 0		$ $	2,165 282	$ $	1,014 5,391

Moving Allowance and Temporary Housing Expenses	2005 2004	$ $	0 51,424	$ $	0 85,237	$ $	0 0	$ $	0 0		$ $	0 0	$ $	0 0

Totals by Year	Mr. Gartzke			Mr. Hitchcock		Mr. Todd		Ms. Munce		Mr. Lawrence		Mr. Hallett

2005 2004 2003	$ $ $	115,016 194,330 10,913	(e)	$ $	39,200 117,819 —	$ $	24,748 19,703 —	$ $	22,241 18,038 —	$ $	19,967 5,098 —	$ $	24,192 38,231 —
  (a)
  The amount paid for the personal use of corporate aircraft represents the incremental cost to ADESA from this usage (calculated to include the variable operating costs to the Company including, fuel costs, flight time, lodging of the pilots, co-pilots, aircraft supplies, on-board catering, landing/ramp fees and other miscellaneous variable costs. Fixed costs which do not change based on usage are excluded.)

  (b)
  Includes reimbursement for parking at ADESA Canada's corporate offices.

  (c)
  Includes reimbursement for fuel.

  (d)
  The amounts shown in this column include tax gross-ups for the Named Executive Officers, as applicable, for certain personal aircraft usage, country club dues, physical exams, parking and financial planning services.

  (e)
  This amount includes the aggregate incremental cost to ALLETE of providing personal benefits to Mr. Gartzke in 2003. The personal benefit that this amount represents is above-market interest paid on compensation deferred under certain ALLETE deferred compensation plans.

(7)
Restricted Stock and RSU Grants.  This column shows the dollar value of the grant of restricted stock and restricted stock units ("RSUs") based on the value of ADESA common stock on the grant date. The RSUs may be settled in stock or cash; in the Company's sole discretion. All RSUs that were granted in connection with ADESA's initial public offering accumulate reinvested dividend-equivalents. The amounts reflected in the table include accrued dividend equivalents paid through December 31, 2005. The RSUs vest 100% on the third anniversary of the grant date and are subject to a change-in-control acceleration provision. Below is a table of outstanding restricted stock and RSU awards to the Named Executive Officers:

Executive Officer	Grant Date		Vesting Date	Initial Grant Amount	Initial Closing Price		Initial Value		Remaining Shares		Current Value (b)

Mr. Gartzke	2/16/2006 2/15/2005 6/16/2004		2/16/2009 2/15/2008 6/16/2007	3,888 5,968 41,497	$ $ $	26.25 22.31 24.00	$ $ $	102,060 133,146 995,928	3,888 5,968 42,192	(a)	$ $ $	94,945 145,739 1,030,325

									Total			$1,271,009
Mr. Hitchcock	2/16/2006 2/15/2005 9/20/2004 6/16/2004	(c)	2/16/2009 2/15/2008 1/5/2005 6/16/2007	1,535 2,356 1,631 16,599	$ $ $ $	26.25 22.31 16.01 24.00	$ $ $ $	40,294 52,562 26,112 398,376	1,535 2,356 1,631 16,877	(a)	$ $ $ $	37,485 57,534 39,829 412,135

									Total			$546,983
Mr. Todd	2/16/2006 2/15/2005 6/16/2004		2/16/2009 2/15/2008 6/16/2007	1,283 1,656 16,599	$ $ $	26.25 22.31 24.00	$ $ $	33,679 36,945 398,376	1,283 1,656 16,877	(a)	$ $ $	31,331 40,440 412,135

									Total			$483,906
Ms. Munce	2/16/2006 2/15/2005 6/16/2004		2/16/2009 2/15/2008 6/16/2007	1,214 634 11,619	$ $ $	26.25 22.31 24.00	$ $ $	31,868 14,145 278,856	1,214 634 11,814	(a)	$ $ $	29,646 15,482 288,487

									Total			$333,615
Mr. Lawrence	2/16/2006 2/15/2005 2/15/2005 9/13/2004 9/13/2004		2/16/2009 2/15/2008 6/16/2007 6/16/2007 9/13/2006	946 602 3,319 6,640 2,000	$ $ $ $ $	26.25 22.31 22.31 17.01 17.01	$ $ $ $ $	24,833 13,431 74,047 112,946 34,020	946 602 3,362 6,751 2,000	(a) (a)	$ $ $ $ $	23,101 14,701 82,101 164,864 48,840

									Total			$333,607
Former Executive Officer
Mr. Hallett	2/15/2005 6/16/2004		2/15/2008 6/16/2007	2,956 16,599	$ $	22.31 24.00	$ $	65,948 398,376	2,956 16,714	(a)	$ $	72,186 408,162

									Total			$480,348

  (a)
  The amounts shown have been rounded to the nearest whole number and include reinvested dividend equivalent units which are paid upon vesting of the award.

  (b)
  Determined based on the closing price of ADESA common stock ($24.42) on December 30, 2005.

  (c)
  Mr. Hitchcock was granted RSUs by ALLETE in January 2004. Mr. Hitchcock's unvested RSUs converted to RSUs of ADESA utilizing the conversion rate of 1.630 on the date of the completion of the spin-off.

(8)
Stock Options

•
IPO Stock Options.  In connection with the initial public offering, ADESA granted options to, among others, Messrs. Gartzke, Hallett, Hitchcock, Todd and Lawrence and Ms. Munce in the following amounts in 2004: 663,950, 265,580, 265,580, 265,580, 106,232 and 185,906, respectively. There were no grants to the Named Executive Officers in 2005, except to George J. Lawrence, who received a grant of stock options in connection with the IPO due to internal equity and excellent performance. These IPO options have an exercise price of $24.00 and are fully vested and immediately exercisable.
•
Converted Stock Options.  At the completion of the spin-off from ALLETE, all ALLETE stock option awards granted to the Named Executive Officers prior to January 1, 2004 were replaced with new awards under ADESA's equity and incentive plan so that economic value of the award immediately after the spin-off equaled the economic value of the award prior to the spin-off. To calculate the new award, the number of ALLETE shares underlying the original option award was multiplied by a conversion ratio of 1.630 and the original option exercise price was divided by the same conversion ratio. The other terms and conditions of the stock options, including the vesting schedules, remained the same. In 2004, ADESA granted replacement options for Messrs. Gartzke, Hallett and Todd and Ms. Munce in the following amounts: 369,597, 248,789, 37,585 and 8,455, respectively. As such, the stock options granted in 2003 by ALLETE were canceled.

(9)
Long-Term Incentive Plan Payout

  At the completion of the spin-off from ALLETE, all ALLETE performance share awards granted to the Named Executive Officers prior to January 1, 2004 were replaced with new awards under ADESA's equity and incentive plan so that economic value of the award immediately after the spin-off equaled the economic value of the award prior to the spin-off. To calculate the new award, the number of ALLETE performance shares was multiplied by a conversion ratio of 1.630. The terms and conditions of the performance shares, including the vesting schedules, remained the same. As such, the performance shares awarded in 2003 by ALLETE were canceled.

(10)
All Other Compensation

Executive Officer	Year	ADESA Contributions to SERP		Life Insurance		Medical Reim- bursement			ADESA Savings Plan Match		Make-up Contrib- ution to SERP		ALLETE Payments			Perquisites Provided by ALLETE		Severance Payments		Total

Mr. Gartzke	2005 2004 2003	$ $	75,600 40,800	$ $	3,892 3,077	$ $	0 0		$ $	8,400 0	$ $	343,234 0	$ $	0 179,538	(a)	$ $	0 21,607	$ $	0 0	$ $ $	431,126 245,022 54,353	(b)

Mr. Hitchcock	2005 2004	$ $	30,678 37,031	$ $	399 385	$ $	0 0			$8,400 —	$ $ $	0 0 0	$ $ $	0 0 0		$ $ $	0 0 0	$ $ $	0 0 0	$ $	39,477 37,416

Mr. Todd	2005 2004 2003	$ $	30,446 20,625	$ $	182 176	$ $	0 0		$ $	8,400 8,200	$ $	0 0	$ $	0 0		$ $	0 0	$ $	0 0	$ $ $	39,028 29,001 20,676	(c)

Ms. Munce	2005 2004 2003	$ $	17,607 16,403	$ $	0 0	$ $	0 1,556	(d)	$ $	2,179 2,076	$ $	0 0	$ $	0 0		$ $	0 0	$ $	0 0	$ $ $	19,786 20,035 13,626	(e)

Mr. Lawrence	2005 2004	$ $	21,563 8,869	$ $	421 122	$ $	0 0		$ $	8,028 0	$ $	0 0	$ $	0 0		$ $	0 0	$ $	0 0	$ $	30,012 8,991

Former Executive Officer
Mr. Hallett	2005 2004 2003	$ $	54,180 29,680	$ $	685 4,880	$ $	0 0		$ $	2,063 0	$ $	0 0	$ $	0 28,002	(f)	$ $	0 4,036	$ $	1,374,535 0	$ $ $	1,431,463 66,598 47,104	(g)

(a)
Mr. Gartzke.  This amount represents (i) a bonus paid by ALLETE under ALLETE's results sharing program; (ii) a payment by ALLETE equivalent to a contribution to ALLETE's supplemental executive retirement plan; (iii) contributions in cash and common stock to ALLETE's retirement savings and stock ownership plan; (iv) payments made by ALLETE to Mr. Gartzke to pay out remaining earned, vacation balance; and (v) payments made by ALLETE for life insurance.

(b)
Mr. Gartzke.  This amount represents: (i) ALLETE's contributions to ALLETE's supplemental executive retirement plan; and (ii) ALLETE's contributions to ALLETE's retirement savings and stock ownership plan and flexible benefit plan.

(c)
Mr. Todd.  This amount represents: (i) AFC's contributions to AFC's supplemental executive retirement plan; (ii) contributions to ADESA's 401(k) plan; and (iii) payments for life insurance.

(d)
Ms. Munce.  This amount represents contributions to the ADESA Canada medical reimbursement plan.

(e)
Ms. Munce.  This amount represents contributions to (i) the supplemental retirement plan for designated employees of ADESA Canada; (ii) the ADESA Canada retirement plan; and (iii) the ADESA Canada medical reimbursement plan.

(f)
Mr. Hallett  This amount represents: (i) ALLETE's contributions to ALLETE's supplemental executive retirement plan; (ii) ALLETE's contribution's to ALLETE's flexible benefit plan; and (iii) payments for life insurance.

(g)
Mr. Hallett.  This amount represents contributions to ADESA's supplemental executive retirement plan by ALLETE.

Option Grants in 2005

              The following table shows all grants of options to acquire shares of our common stock granted to the Named Executive Officers during the fiscal year ended December 31, 2005 and the former Executive Vice President of ADESA and President of ADESA Corporation, LLC.

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Executive Officer	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in 2005	Exercise Price Per Share	Market Price on Date of Grant	Expiration Date	5%	10%

David G. Gartzke	—	—	—	—	—	—	—
Cameron C. Hitchcock	—	—	—	—	—	—	—

Bradley A. Todd	—	—	—	—	—	—	—
Cheryl A. Munce	—	—	—	—	—	—	—

George J. Lawrence	53,116	6%	$24.00	$22.31	6/15/2010	$262,840	$697,315
Former Executive Officer
James P. Hallett	—	—	—	—	—	—	—

(1)
In accordance with the SEC rules, these columns show gains that could accrue for the respective options, assuming that the market price of the common stock appreciated from the date of grant over the applicable term of the option at an annualized rate of 5% and 10%, respectively. These values do not reflect ADESA's estimate of future stock price appreciation, if any, of the common stock.

Aggregated Option Exercises in 2005 and Fiscal Year-End Option Values

              The following table shows aggregate exercises of options to purchase our common stock in the fiscal year ended December 31, 2005 by each of the Named Executive Officers and the former Executive Vice President of ADESA and President of ADESA Corporation, LLC.

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)

Executive Officer	Shares Acquired on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

David G. Gartzke	35,241	$423,057	998,306	—	$3,675,919	—

Cameron C. Hitchcock	0	$0	265,580	—	$111,544	—
Bradley A. Todd	14,255	$151,258	288,910	—	$325,249	—

Cheryl A. Munce	8,455	$71,901	185,906	—	$78,081	—
George J. Lawrence	0	$0	159,348	—	$66,926	—

Former Executive Officer				—		—
James P. Hallett	248,789	$2,395,856	265,580	—	$111,544	—

(1)
Calculated by determining the difference between the $24.42 closing price of ADESA common stock underlying the options as reported on the NYSE at December 30, 2005 and the exercise price of the options.

Equity Compensation Plan Information

              The following table sets forth the aggregate information of ADESA's equity compensation plans in effect as of December 31, 2005.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	(b) Weighted-average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (3)

Equity compensation plans approved by security holders	4,723,438	$22.09	3,559,191

Equity compensation plans not approved by security holders	0	N/A	0
Total	4,723,438		3,559,191

(1)
This amount includes (a) 4,482,953 shares issuable upon exercise of stock options issued pursuant to ADESA's equity and incentive plan; and (b) 240,485 restricted stock units that have been granted under ADESA's equity and incentive plan.

(2)
The weighted-average exercise price of outstanding options, warrants and rights reflects only the weighted average exercise price of outstanding stock options under ADESA's equity and incentive plan. The weighted-average exercise price does not include 240,485 restricted stock units that have been granted under ADESA's equity and incentive plan.

(3)
The number of securities available for future issuance includes (a) 2,902,199 shares of common stock that may be issued under ADESA's equity and incentive plan; (b) 487,816 shares of common stock that may be issued under ADESA's employee stock purchase plan; and (c) 169,176 shares that may be issued under ADESA's director compensation plan.

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

Executive Compensation Policy

              Philosophy.    The executive compensation committee intends to provide a compensation program that will support ADESA's long-term success by achieving the following goals:

  •
  strengthen the motivation of employees and the focus of management with incentive compensation programs tied to the financial results of ADESA's business and the market performance of ADESA's common stock;
  •
  encourage equity ownership and stockholder alignment;
  •
  drive long-term stockholder value creation; and
  •
  provide competitive rewards commensurate with performance.

              Methodology.    For purposes of the annual incentive awards to executives, the committee sets targets linked to ADESA's achievement of income from continuing operations ("IFCO") at a corporate level and earnings before interest, taxes, depreciation and amortization ("EBITDA") at a business unit level. In designing the total compensation package for executives, however, the committee places more emphasis on long-term compensation, that is, compensation which pays out based on the long-term, sustained performance of ADESA.

              No other publicly-traded company has a similar mix of businesses to ADESA. Therefore, in order to ascertain the competitiveness of ADESA's compensation for its top executive talent, the executive compensation committee reviews the compensation of a portfolio of companies with a similar operating profile (e.g., meaningful investments in fixed assets and solid gross margins) and of a similar size and complexity (i.e., with revenues ranging from $100 million to $5 billion). The group consists of companies in the following businesses: auto retailing, auto financing services, logistics, salvage/auto services and OEMs. The committee also consults general industry and other appropriate data sources to ensure that the compensation is reasonable and appropriate.

              The committee strives to target individual and overall total compensation around the median of the market with the ability for executives to earn top-quartile compensation for superior performance and earn below median total compensation if target performance is not achieved against Board approved financial compensation targets. The committee instituted the use of tally sheets in 2005 in order to monitor all elements of total compensation.

              To better link the interests of management and stockholders, the Board, upon recommendation of the committee, adopted stockholder guidelines for ADESA' executive officers effective January 1, 2005. The holding guidelines specify a number of shares that ADESA's executive officers must accumulate and hold within five years of the later of the effective date of the program or the date of appointment as an executive officer. The specific share requirements are based on a multiple of annual base salary ranging from three to five times, with the higher multiples applicable to executive officer having the highest level of responsibility.

              The committee retains a third party compensation consultant to assist it in evaluating its executive compensation programs. The use of a third party consultant provides additional assurance that ADESA's programs are reasonable and competitive.

Components of Executive Compensation for 2005

Annual Compensation

              Base Salary.    The committee annually reviews ADESA's base salaries for key executive officers. In determining individual salaries, the committee conducts a qualitative evaluation of a variety of factors, including individual performance, level of responsibility, prior experience and a comparison of base salaries paid for comparable positions.

              Annual Incentive Program.    ADESA provides annual incentive opportunities to ADESA's executive and management employees under ADESA's equity and incentive plan. Annual cash incentives reward participants for the achievement of annual financial results that positively impact total stockholder return. The committee's goal is to provide an annual incentive program that meets the following criteria:

  •
  aligns annual incentives with overall company financial results;
  •
  where appropriate, aligns annual incentives with business unit or division financial results; and
  •
  aligns annual incentives with the stockholder experience.

              For 2005, annual incentive awards to executives were based on an assessment of IFCO and EBITDA goals. Eligible participants receive payouts based on 100% of the corporate goal or a combination of corporate, division and individual site goals, as appropriate. Every eligible participant has a component of at least 25% tied to corporate performance to encourage a team-based approach and cultivate alignment with the stockholder experience. Executive officers who do not oversee a business unit are rewarded 100% on the overall company's financial results.

              Threshold performance objectives must be met in order for any payout to occur. Payouts can range from 50% of target awards for performance at threshold to a maximum of 250% of target awards or zero payout if performance is below threshold. The committee spends significant time analyzing financial measures and assigning the level of performance expected for threshold, target and superior annual incentive payouts. The committee has discretion to reduce or eliminate individual payouts for noncompliance with company controls and/or policies or underperformance. Commencing in 2005, the committee had the discretion to reduce key executives up to 15% of the award determined by the financial measures based on the assessment of the executive's achievement on specific strategic goals. For 2005, no named executive officer had a reduction. The annual incentive plan payout for key executives is comprised of a combination of cash and restricted stock units with a value equal to 25% of the bonus payout. The restricted stock units are intended to further align executives with stockholders, and have a three-year cliff vesting provision to further encourage retention of these key executives.

Long-Term Incentives

              ADESA provides long-term incentive opportunities to ADESA's executive officers and management under ADESA's equity and incentive plan. The long-term incentive program is designed to promote sustained share price growth over the long term and to align executive interests with those of the stockholders. The primary components of ADESA's long-term incentive plan are stock options and restricted stock units, which support retention of key talent and promote ownership. The committee's goal is to provide a long-term incentive plan that meets the following criteria:

  •
  meaningful in level and design to participants;
  •
  linked to stockholder value creation;
  •
  encourages retention;
  •
  encourages equity ownership; and
  •
  does not significantly dilute the economic interests of stockholders.

              Stock Options.    Stock option grants were authorized in conjunction with ADESA's initial public offering (IPO), which occurred on June 15, 2004, to further align the interests of ADESA's executive officers and management with those of ADESA's stockholders following the initial public offering of ADESA. To provide a significant and immediate incentive for executive officers to focus on stockholder value creation, this special one time stock option grant was front loaded - a practice consistent with the market for companies that go public. This special one time grant was intended by the committee to constitute the long term stock option opportunity for these key executives for plan years 2004 through 2006. There were no grants to any named executive officers in 2005, except to George J. Lawrence, who received a grant of stock options in connection with the IPO due to internal equity and excellent performance. As previously mentioned, the committee does not intend to provide any additional stock option grants to these named executive officers in 2006.

              Restricted Stock Units.    Restricted stock units are granted to encourage retention, are intended to further align the interests of executives with stockholders, and generally have a three-year cliff vesting provision. In 2005, Mr. Lawrence received a grant of 3,319 restricted stock units.

Perquisite Allowance

              ADESA has established a perquisite allowance for certain benefits and perquisites for key executives. This allowance program can only be used on Board approved expenses and includes, but is not limited to: company automobile allowance and/or leases, club membership dues, financial/tax/estate consulting services, life insurance and annual physicals. The annual perquisite allowance for the chief executive officer is $35,000 while all other key executives have an annual perquisite allowance ranging from $20,000 to $30,000. Any remaining allowance at the end of year not utilized by the key executive is lost and is not eligible to be rolled over to the next year. As part of the total compensation program the committee believes that a perquisite allowance is within industry norms, competitive, and necessary to attract, retain, and motivate the necessary talent. Expenses associated with the personal use of the company aircraft are excluded from the annual perquisite allowance as those expenses are covered under another company policy.

Supplemental Executive Benefits

              ADESA has established a supplemental executive retirement plan (SERP) in the U.S. and Canada to provide a retirement benefit to certain executives and employees, including the executive officers. The SERPs utilize a competitive retirement replacement ratio to those offered by other companies with which ADESA competes for executive talent. The Company does not offer any other type of pension or retirement plan to its executives and both of the SERPs allow the Company to competitively compete for executive talent. ADESA provides a company contribution to the SERP based on annual base salary and years of service to eligible participants. These amounts are reflected in the Summary Compensation Table in this proxy statement.

              The SERP also provides executives and employees who participate in the SERP and whose salaries exceed the salary limitations for tax-qualified plans imposed by the Internal Revenue Code with additional benefits such that they receive in aggregate the benefits they would have been entitled to receive had such limitations not been imposed. In the event of a change in control event, the gross distribution payable to any participant will be increased by 40% to cover income tax liability and will immediately be distributable subject to Section 409(A) of the Internal Revenue Code.

              In 2004, ALLETE and ADESA entered into an agreement governing employee and director matters which allocates responsibility for the payment of certain employee benefits. This agreement governs the allocation of responsibilities related to employee benefit plans provided by ALLETE prior to this spin-off to ADESA employees and directors and the allocation of liability relating to employees and directors of ALLETE and ADESA in connection with the initial public offering and the subsequent spin-off by ALLETE. Under this agreement, ADESA is required to make payments to two key executive officers for the make-up of benefits ("Benefit Make-up") that otherwise would have been earned if the employees remained employed at ALLETE. These payments began in 2005 and are included in the Summary Compensation Table. Future payments are contingent upon these certain key executive officers remaining in the employment of ADESA.

Chief Executive Officer Compensation for 2005

              Mr. Gartzke serves as ADESA's chairman, president, and chief executive officer. The committee established Mr. Gartzke's 2005 total compensation package after reviewing all elements of his compensation including cash compensation, value of equity grants, value of perquisites, and reviewing his performance with the independent directors of the full Board. The committee considered:

  •
  Mr. Gartzke's individual performance with respect to the achievement of key strategic initiatives, capital allocation, and financial objectives;
  •
  Mr. Gartzke's leadership in connection with ADESA's operation as a stand-alone public company;
  •
  Mr. Gartzke's development of the ADESA leadership team; and
  •
  ADESA's financial performance in 2005.

              The committee analyzed the base salaries paid for comparable positions The committee also assessed Mr. Gartzke's compensation relative to the compensation programs that apply to other ADESA executive officers, taking into account his individual contributions to ADESA.

              The committee established a base salary of $625,000 for Mr. Gartzke effective June 1, 2005.

              Under ADESA's annual incentive plan, Mr. Gartzke earned a cash annual incentive award of $406,875, which was 86.8% of his target award. The award was based on the successful achievement of objective financial goals as set by the committee at the beginning of the year. In addition, Mr. Gartzke received a grant of restricted stock units with a value of $101,719 (25% of annual incentive 2005 bonus payout) with conditions as set forth in the annual incentive plan above.

              Mr. Gartzke incurred personal airplane usage totaling $63,379 for 2005, and an additional $6,595 of tax gross-ups associated with certain personal usage of the Company's aircraft. Incremental cost to the company of personal use of the airplane is calculated based on the variable operating costs to the Company including, fuel costs, flight time, lodging of the pilots, co-pilots, aircraft supplies, on-board catering, landing/ramp fees and other miscellaneous variable costs. Fixed costs which do not change based on usage are excluded. All of the plane usage for 2005 was approved by the committee and is subject to annual review and the Company's personal airplane usage policy.

              In addition, as a participant in the ADESA SERP, Mr. Gartzke received a 2005 company contribution of $75,600 along with $12,302 for above market interest credited on amount deferred and a Benefit Make-up payment of $343,234 pursuant to the employee and director matters agreement between ALLETE and ADESA discussed above.

Deductibility Cap on Executive Compensation

              ADESA's ability to deduct compensation it pays to covered officers is generally limited, under Section 162(m) of the Internal Revenue Code, to $1,000,000 annually. However, performance-based compensation is not subject to this limitation, provided certain conditions are satisfied. The annual and long-term incentives the committee awarded to covered officers in 2005 were subject to, and generally made in accordance with, arrangements implemented by the committee to qualify for Section 162(m)'s performance-based compensation exemption, so that such payments would be fully tax-deductible.

              Generally, ADESA's policy is to preserve the federal income tax deductibility of compensation it pays. Accordingly, the committee has taken appropriate actions, to the extent the committee believes practical, to preserve the deductibility of annual and long-term incentive awards. However, the committee will retain the authority to authorize payments that may not be deductible if the committee believes that they are in the stockholders' and ADESA's best interests. Income for ADESA's covered officers may exceed the $1,000,000 deductibility limit because of certain elements of their annual compensation, such as perquisites, certain restricted stock awards and cash dividends thereon, payments related to reductions in retirement benefits, tax reimbursements and income resulting from payments made pursuant to plans that do not discriminate in favor of executive officers.

Submitted by:
Executive Compensation Committee
Donald C. Wegmiller, Chair Wynn V. Bussmann Thomas L. Cunningham Nick Smith Deborah L. Weinstein

EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

              The members of the executive compensation committee are set forth above. During the most recent fiscal year, no ADESA executive officer served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on ADESA's executive compensation committee.

SEVERANCE ARRANGEMENTS

Severance Agreements

              ADESA has entered into severance agreements with its chief financial officer, Cameron C. Hitchcock, and with its general counsel, George J. Lawrence. Their agreements will remain in effect through December 31, 2008 and September 6, 2009, respectfully. Pursuant to the terms of their agreements, Mr. Hitchcock and Mr. Lawrence are entitled to receive, among other things, upon termination of employment by ADESA without cause or by them for good reason (in each case as defined in their agreement), a payment equal to two times their base salary and bonus compensation in effect at the time of termination of employment (subject to certain exceptions) and continuation of health insurance for twelve months following the termination of employment. ADESA also has agreed to provide Cheryl Munce, a Canadian citizen currently residing in Canada, with a severance arrangement that is consistent with what she would receive if terminated in Canada. Ms. Munce is the president of ADESA Impact.

Severance

              Effective as of June 21, 2005, ADESA and James P. Hallett, a former Executive Vice President of ADESA, entered into a Severance Agreement and General Release in connection with the termination of the employment relationship between ADESA and Mr. Hallett. Under the terms of such agreement and applicable employee benefit plans, Mr. Hallett is entitled to receive the compensation and benefits described below:

  •
  the equivalent of 16 months worth of Mr. Hallett's former base salary, or an aggregate of approximately $598,290, through September 6, 2006;
  •
  the equivalent of ADESA's annual incentive bonus (at the target bonus level of 50% of Mr. Hallett's base salary for 2005 and for a portion of 2006) in 16 monthly installments of $18,625, commencing in January 2006 and ending in April 2007, which equals an aggregate of $298,000;
  •
  payments in the amount of $77,713 per year for the next five years (equivalent to payments that Mr. Hallett would have received as payments under an employee and director matters agreement between ADESA and ALLETE); provided, however, that the final two payments will be combined as one final payment of $155,426 and will be made to Mr. Hallett in 2008;
  •
  ADESA will permit Mr. Hallett to exercise all vested stock options issued by the Company and owned by Mr. Hallett on May 6, 2005, the date of Mr. Hallett's departure, by May 6, 2008;
  •
  ADESA will vest Mr. Hallett's Company restricted stock of 19,671 shares on May 6, 2008, with no further accrual of stock dividends after Mr. Hallett's termination date;
  •
  a payment in the amount of $42,050 intended for his use in continuing his life insurance coverage and other executive services; and
  •
  ADESA also will convey to Mr. Hallett the title of a car he possessed as of the date of his departure.

              The agreement with Mr. Hallett contains provisions relating to non-competition, non-solicitation and non-disclosure of confidential information.

CERTAIN RELATED-PARTY RELATIONSHIPS

              Sean Hallett, the son of James P. Hallett, a former Executive Vice President of ADESA, and wholesale vehicle businesses which Sean Hallett owns or controls are in default on obligations owed to Automotive Finance Corporation ("AFC"), a wholly-owned subsidiary of ADESA, totaling $1.7 million at December 31, 2005. The amounts owed relate to three separate lines of credit with AFC and an outstanding loan. The lines of credit, totaling $0.4 million, which are secured with a perfected blanket security interest in the assets of the wholesale vehicle businesses have been closed. The loan is cross-collateralized with one of the credit lines and is secured by certain unencumbered personal property valued between $0.3 million and $0.5 million. Based on an assessment of recoverability, ADESA recorded provisions for credit losses totaling $1.3 million in 2004 leaving AFC with a net receivable position of $0.4 million at December 31, 2005 and December 31, 2004.

              In November 2004, AFC and Automotive Finance Canada, Inc. ("AFCI") initiated legal action and filed a statement of claim in the Ontario Superior Court of Justice in November 2004 alleging that Sean Hallett and his related companies (the "Hallett Entities") had defaulted on their outstanding obligations to AFC and AFCI (Ontario Superior Court of Justice; Case File No. 04-CV-278564CM2). In December 2004, the Hallett Entities filed their statement of defense and counterclaim against AFC, AFCI, ADESA, Inc., ADESA Canada and ADESA Auctions Canada (collectively the "AFC Entities") stating that the Hallett Entities had satisfied their debts to the AFC Entities and alleging that the AFC Entities owed approximately $6 million to Hallett in compensatory and punitive damages.

              In February 2005, the AFC Entities filed their reply and defense to counterclaim denying the claims made by the Hallett Entities and reaffirming the allegations made in the Statement of Claim, and the Hallett Entities filed a reply to defense to counterclaim denying the allegations in the AFC Entities' reply and defense to counterclaim and reaffirming the claims and allegations in their statement of defense and counterclaim. The litigation is currently in discovery.

STOCK PRICE PERFORMANCE GRAPH

              The graph below shows the cumulative total stockholder return, assuming the investment of $100 (and the reinvestment of any dividends thereafter), for the period beginning on June 16, 2004, the first trading day of ADESA's common stock, and ending on December 31, 2005, on each of ADESA's common stock, the Standard & Poor's Midcap 400 Stock Index and the Standard and Poor's 400 Diversified Commercial and Professional Services GICS Sub-Industry Index. ADESA's stock price performance shown in the following graph is not indicative of future stock price performance.

Company/Index	Base Period 6/16/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005

ADESA, INC.	$100	$100.17	$68.46	$88.75	$98.02	$91.65	$93.35	$103.47
S&P MIDCAP 400 INDEX	$100	$102.09	$99.94	$112.10	$111.65	$116.41	$122.09	$126.17

S&P 400 DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES	$100	$93.04	$78.44	$93.17	$88.14	$88.03	$92.34	$98.38

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS

              Under the rules of the SEC, if a stockholder wants ADESA to include a proposal in its proxy statement and form of proxy for presentation at its 2007 annual meeting of stockholders, the proposal must be received by ADESA at its principal executive offices at 13085 Hamilton Crossing Blvd., Carmel, Indiana 46032 by December     , 2006. The proposal should be sent to the attention of the Secretary of ADESA.

              Under ADESA's by-laws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of stockholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of stockholders must be submitted in writing to the corporate secretary of ADESA at its principal executive offices. ADESA must receive the notice of your intention to introduce a nomination or to propose an item of business at its 2007 annual meeting in accordance with the following bylaw requirements:

Timing of 2007 Annual Meeting	Deadline for Receiving Notice

If the 2007 annual meeting is held within 25 days preceding or subsequent to the anniversary date (May 17, 2006) of the 2006 annual meeting:	Notice must be received not less than 90 nor more than 120 days in advance of the 2007 annual meeting.

If the 2007 annual meeting is not held within 25 days preceding or subsequent to the anniversary date (May 17, 2006) of the 2006 annual meeting:	Notice must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever occurs first.

              ADESA's annual meeting of stockholders will generally be held in mid-May. Assuming that our 2007 annual meeting is held on the third Wednesday of May next year, ADESA must receive notice of your intention to introduce a nomination or other item of business at that meeting between January 16, 2007 and February 15, 2007. If ADESA does not receive notice by that date, or if ADESA meets other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

              The nomination must contain the following information about the nominee:

  •
  name;
  •
  age;
  •
  business and residence address;
  •
  principal occupation or employment;
  •
  the number of shares of common stock which are owned beneficially or of record by the nominee;
  •
  the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such nominee as a director; and
  •
  a signed consent of the nominee to serve as a director of ADESA, if elected.

              The nomination also must contain the following information about the stockholder giving notice regarding the nomination:

  •
  name;
  •
  record address;
  •
  the number of shares of common stock which are owned beneficially or of record by such stockholder;
  •
  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other persons, including their names, pursuant to which the nomination is to be made by such stockholder;
  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and
  •
  the information that would be required under the rules of the SEC in a proxy statement soliciting for the election of such nominee as a director.

              Notice of a proposed item of business must include:

  •
  a brief description of the business desired to be brought before the annual meeting, and the reasons for conducting such business at the annual meeting;
  •
  the stockholder's name and record address;
  •
  the number of shares of common stock which are owned beneficially or of record by such stockholder;
  •
  a description of all arrangements or understandings between such stockholder and any other person or persons, including their names, in connection with the proposal of such business; and
  •
  a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

              Other than the three proposals described in this proxy statement, ADESA does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders on the proxy card will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. If for any unforeseen reason, any one or more of ADESA's nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

              The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

By Order of the Board,
George J. Lawrence Executive Vice President, General Counsel and Secretary

April     , 2006
Carmel, Indiana

Appendix A

ADESA, Inc.
Board of Directors

Audit Committee Charter

Purposes and Role of Committee

The purposes of the Audit Committee ("Committee") of the Board of Directors ("Board") of ADESA, Inc. ("Company") are to: (A) assist the Board's oversight of (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and (4) the performance of the Company's internal audit function and independent auditors; and (B) prepare the report that Securities and Exchange Commission ("Commission") rules require to be included in the Company's annual proxy statement.

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (A) the integrity of those persons and organizations within and outside the Company from which it receives information; and (B) the accuracy of the financial and other information provided to the Committee, in either instance absent actual knowledge to the contrary.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under applicable federal or state law.

Committee Membership

The Committee shall consist of three or more members of the Board appointed by majority vote of the Board, each of whom (A) satisfies the independence requirements of the New York Stock Exchange (the "NYSE"), Section 10A-3 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission; and (B) is financially literate as required by the listing standards of the NYSE. At least one Committee member shall in the judgment of the Board be an audit committee financial expert in accordance with the rules and regulations of the Commission and at least one Committee member (who may also serve as the audit committee financial expert) shall in the judgment of the Board have accounting or related financial management expertise as required by the listing standards of the NYSE. Committee members may not serve on audit committees of more than two other publicly traded companies. Committee members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

1

Committee Structure and Operations

The Board shall designate one member of the Committee as its Chair. The Committee shall meet at least quarterly at a time and place determined by the Board or the Committee Chair, with further meetings to occur when deemed necessary or desirable by a majority of the Committee or its Chair. The Committee will meet periodically in executive session without management present. Any vacancy on the Committee shall be filled by majority vote of the Board. No member of the Committee shall be removed except by majority vote of the Board.

A majority of the Committee members currently holding office constitutes a quorum for the transaction of business. The Committee shall take action by the affirmative vote of a majority of the Committee members present at a duly held meeting. The Committee may meet in person or telephonically, and may act by unanimous written consent when deemed necessary or desirable by the Committee or its Chair. The Committee may recommend to the Board procedures to be observed in executing its responsibilities. The Committee may invite such members of management to its meetings as it may deem desirable or appropriate. The Committee shall maintain minutes of its meetings and records relating to those meetings.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee are to:

1.
Appoint, retain and terminate, and approve fees and terms of retention of any registered public accounting firm serving as the Company's independent auditors (subject to ratification by Company stockholders if deemed appropriate). The Committee shall be responsible for the oversight of any registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services, including resolution of disagreements between management and the registered public accounting firm regarding financial reporting. The Committee shall pre-approve any audit and non-audit services by the independent auditors as required by applicable law and the rules of the NYSE. The Committee shall directly implement these responsibilities.

2.
Instruct the independent auditors that they are to report directly to the Committee, and provide that they are ultimately responsible to the Committee and the Board.

3.
Review with the independent auditors the scope of the prospective audit plan, the estimated fees therefor and such other matters pertaining to such audit as the Committee may deem appropriate, including the timing and scope of audit activities, and the monitoring of such plan's progress and results during the year. Receive copies of the annual comments from the outside auditors on accounting procedures and systems of control. Meet separately, periodically, with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors;

4.
Review and discuss with management and the independent auditors, before filing with the Commission, the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." The Committee also shall review and discuss with management and the independent auditors, before filing the Annual Report on Form 10-K, the independent auditors' attestation and report on

2

  management's internal control report. The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61 as in effect at that time.

5.
Review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

6.
Advise management, the internal audit department and the independent auditors that they are expected to provide to the Committee a timely analysis of and opportunity to review (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (C) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the company; and (D) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies. The Committee should present its conclusions with respect to the above matters to the Board.

7.
Direct management and the independent auditors to disclose to the Committee any significant risks and exposures; discuss policies with respect to risk assessment and risk management; direct the senior internal audit executive to perform and discuss the internal auditing department's assessment of the Company's risk.

8.
Review with the independent auditors any audit problems or difficulties and management's response, including any restrictions on the independent auditors' activities or on access to requested information, any accounting adjustments that were noted or proposed by the auditors but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; any "management" or "internal control" letter issued (or proposed) by the audit firm to ADESA; and a discussion of the responsibilities, budget and staffing of the Company's internal audit function.

9.
Review with management the progress and results of all internal audit projects, and, when deemed necessary or appropriate by the Committee, assign additional internal audit projects to the Company's internal auditing department.

10.
Review with management the Company's administrative, operational and accounting internal controls, including any special audit steps adopted in light of the discovery of material control deficiencies.

11.
Receive periodic reports from the Company's independent auditors, management and the Company's internal auditing department to assess the impact on the Company of significant accounting or financial reporting developments that may have a bearing on the Company.

3

12.
Review the action taken by management on the internal auditors' and independent auditors' recommendations.

13.
Review with the senior internal audit executive the annual internal audit plan and scope of internal audits, including the procedure for assuring implementation of accepted recommendations made by the independent auditors. Advise the senior internal audit executive that he or she is expected to provide the Committee with summaries of any significant identified control issues and management's response thereto, and inform the Committee of any significant changes to the internal audit department charter, staffing or budget.

14.
Make or cause to be made, from time to time, such other examinations or reviews as the Committee may deem advisable with respect to the adequacy of the systems of internal controls and accounting practices of the Company and its subsidiaries and with respect to current accounting trends and developments, and take such action with respect thereto as may be deemed appropriate.

15.
Review the appointment, reassignment, and replacement of the senior internal audit executive.

16.
Set clear hiring policies for employees or former employees of the independent auditors that are consistent with the requirement of applicable laws and the NYSE.

17.
On a periodic basis, and without others present, meet separately with the independent auditors, the senior internal audit executive, the controller, the general counsel, and other members of management as appropriate.

18.
On a regular basis, review with management, the independent auditors and the senior internal audit executive the adequacy and effectiveness of and any significant changes in the internal controls, the accounting policies procedures or practices of the Company and its subsidiaries, and compliance with corporate policies, directives and applicable laws.

19.
Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and the Company that may have a bearing on the auditors' independence, engage in an active dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and recommend to the Board any action deemed appropriate in response to the independent auditors' report to satisfy the Board and the Committee of the independent auditors' independence.

20.
Obtain and review, at least annually, a report by the independent auditors describing: the independent auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company.

21.
Review and discuss the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions

4

  with Audit Committees. The Committee also shall consider, at least annually, the independence of the independent auditors, including whether the provision by the independent auditors of permitted non-audit services is compatible with independence of the independent auditors.

22.
Recommend to the Board, based on the review described in paragraphs 4 and 21 above, whether the audited financial statements should be included in the Annual Report on Form 10-K.

23.
Present its review of the lead partner and the reviewing partner of the independent auditors, and its views on whether there should be a regular rotation of the independent auditors, to the Board.

24.
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Company and its affiliates of concerns regarding questionable accounting, internal control or auditing matters.

25.
Review and approve changes to ADESA's Code of Ethics for senior financial managers.

26.
Review the status of compliance with laws, regulations, and internal procedures, contingent liabilities and risks that may be material to the Company, the scope and status of systems designed to assure Company compliance with laws, regulations and internal procedures, through receiving reports from management, legal counsel and other third parties as determined by the Committee on such matters, as well as major legislative and regulatory developments which could materially impact the Company's contingent liabilities and risks.

27.
Discuss with ADESA's legal counsel any legal or regulatory matters that may have a material impact on ADESA's financial statements or its compliance and reporting policies.

28.
Conduct or authorize investigations into any matters within the Committee's scope of responsibility, consistent with procedures to be adopted by the Committee, and may retain, at the Company's expense, such independent counsel or other consultants or advisers as it deems necessary.

29.
Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

30.
Evaluate, on an annual basis, its performance. The evaluation shall address all matters that the Committee considers relevant to its performance, including a review and assessment of the adequacy of this charter, and shall be conducted in such manner as the Committee deems appropriate.

31.
Deliver to the Board a report, which may be oral, setting forth the results of its evaluation, including any recommended amendments to this charter.

Committee Reports

1.
Report to the Board on a regular basis on the activities of the Committee and make such recommendations with respect to the above matters as the Committee may deem

5

  necessary or appropriate. This report shall include a review of any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors, or the performance of the internal audit function.

2.
Transmit to the Board notices of Committee meetings, agendas, and meeting minutes.

3.
At the time of or in advance of the Annual Directors Meeting held in May of each year, present an annual performance evaluation of the Committee, which shall assess the performance of the Committee in relation to its duties and responsibilities under this charter, recommend any amendments to this charter, and set forth the goals and objectives of the Committee for the ensuing twelve months.

Delegation of Authority

The Committee may, in its discretion, delegate certain of its duties and responsibilities to a subcommittee of the Committee.

The Committee may delegate to one or more of its members the authority to grant pre-approvals of auditing and non-audit services to be performed by the Company's independent auditors subject to such guidelines as the Committee may determine. Any such decisions to pre-approve shall be presented to the full Committee at its next following regular meeting.

Resources and Authority of the Committee

The Committee shall have the resources and appropriate funding, as determined by the Committee, to discharge its duties and responsibilities. The Committee shall have the authority, with or without the Board's approval, to retain and discharge, and approve fees and other terms and conditions for retention of independent experts in accounting and auditing, legal counsel and other experts or advisors to assist the Committee in fulfilling its duties and responsibilities, the cost of such independent expert advisors to be borne by the Company. The Committee may direct any officer or employee of the Company or request any employee of the Company's independent auditors or outside legal counsel to attend a Committee meeting or meet with any Committee members.

6

Appendix B

PROPOSED AMENDMENTS TO
ARTICLE FIFTH OF
RESTATED CERTIFICATE OF INCORPORATION
OF ADESA, INC.

              FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(a)
The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

(b)
The Board of Directors shall consist of not less than one person, the exact number of which shall be fixed from time to time by resolution adopted by the affirmative vote of a majority of the Board of Directors.

(c)
At the 2006 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2009 annual meeting of stockholders; at the 2007 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2009 annual meeting of stockholders; at the 2008 annual meeting of stockholders, the successors of the directors whose terms expire at that meeting shall be elected for a term expiring at the 2009 annual meeting of stockholders; and at each annual meeting of stockholders after the 2008 annual meeting, the directors shall be elected for terms expiring at the next annual meeting of stockholders.~~The directors shall be divided into three chasses, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2005 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2006 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2007 annual meeting. At each succeeding annual meeting of stockholders beginning in 2005, successors to the class of directors whose term expires at the annual meeting shall be elected for a three year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.~~

(d)
A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(e)
Subject to the terms of any one or more classes series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors may

1

  be filled by a majority of the Board of Directors then in office, provided that a quorum is present, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director ~~of any class~~elected to fill a vacancy resulting from an increase in the number of directors ~~of such class~~shall hold office until the next annual meeting for the year in which his or her ~~a~~ term expires and until his or her successor~~that~~ shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office~~coincide with the remaining term of that class~~. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Restated Certificate of Incorporation applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms~~.

(f)
In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Restated Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.

2

Directions to the Annual Meeting

Ritz Charles
12156 North Meridian Street
Carmel, Indiana 46032
317-846-9158

I-465 to North Meridian Street exit (also called U.S. 31). Head north on Meridian Street (approximately 2 1/2 miles) to 126th Street. At the stop light, turn left and take the first (immediate) left (frontage road that runs right along Meridian Street) and follow it south to the Ritz Charles.

126th
I-65
I-69
116th
SR 67
I-74
I-465
Meridian
I-70
Indianapolis
SR 67
Airport
126th
Carmel Dr.
116th
Pennsylvania St.
Springmill Rd.
106th
Meridian St. (U.S. 31)
103rd
Pennsylvania Parkway
465

ADESA, INC.

ANNUAL MEETING OF STOCKHOLDERS
Wednesday, May 17, 2006
9:00 a.m., local time

Ritz Charles
12156 North Meridian Street
Carmel, Indiana 46032

Access Future Proxy Materials Electronically

        With your consent, you can access future proxy materials electronically instead of receiving such materials by mail. To register for electronic access of future proxy materials, go to http://www.econsent.com/kar/ and follow the prompts.

ADESA, Inc.
13085 Hamilton Crossing Blvd.
Carmel, Indiana 46032

Proxy

        This proxy is solicited by the Board of Directors of ADESA, Inc. for use at the Annual Meeting of Stockholders on May 17, 2006.

        The shares of stock you hold in your account will be voted as you specify on the reverse side.

        If no choice is specified, the proxy will be voted "FOR" Proposals 1, 2 and 3.

        By signing the proxy, you revoke all prior proxies and appoint George J. Lawrence, Becca C. Polak and Michelle Mallon, and each of them singly, with full power of substitution, as proxies to vote your shares on the matters shown on the reverse side and, in their discretion, any other matters which may come before the Annual Meeting of Stockholders and all adjournments or postponements thereof.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your proxy:

        Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

1.
VOTE BY PHONE—TOLL FREE—1-800-560-1965

•
Use a touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 16, 2006.

•
Please have available your proxy card and the last four digits of your Social Security Number or Tax Identification Number. Follow the simple instructions the voice provides you.

2.
VOTE BY INTERNET — http://www.eproxy.com/kar/

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 16, 2006.

•
Please have available your proxy card and the last four digits of your Social Security Number or Tax Identification Number. Follow the simple instructions to obtain your records and create an electronic ballot.

3.
VOTE BY MAIL

        Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to ADESA, Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

        If you vote by Phone or Internet, do not mail your Proxy Card

        The Board of Directors Recommends a Vote "FOR" Proposals 1, 2 and 3.

1.	Election of Directors.	01 Dennis O. Green	03 Deborah L. Weinstein	☐	Vote FOR	☐	Vote WITHHELD
Nominees are:		02 Nick Smith		all nominees (except as marked)		from all nominees
(Instructions: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) in the box provided to the right.)
2.	Ratification of appointment of PricewaterhouseCoopers LLP (an independent registered public accounting firm) as ADESA's independent auditors.	☐ For	☐ Against	☐ Abstain
3.	Amendment to ADESA's certificate of incorporation to provide for the phase-in of the annual election of directors.	☐ For	☐ Against	☐ Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL.

Will Attend Annual Meeting ☐

Address Change? Mark Box ☐ Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

TABLE OF CONTENTS
ELECTRONIC ACCESS OF PROXY STATEMENT
BOARD STRUCTURE AND CORPORATE GOVERNANCE
DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES
PROPOSALS TO BE VOTED ON BY ADESA'S STOCKHOLDERS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT AUDITORS
REPORT OF THE AUDIT COMMITTEE
PROPOSAL NO. 3 COMPANY PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO INSTITUTE THE ANNUAL ELECTION OF DIRECTORS
BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK
EXECUTIVE COMPENSATION
REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SEVERANCE ARRANGEMENTS
CERTAIN RELATED-PARTY RELATIONSHIPS
STOCK PRICE PERFORMANCE GRAPH
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
  Appendix A
ADESA, Inc. Board of Directors
Audit Committee Charter
  Appendix B
PROPOSED AMENDMENTS TO ARTICLE FIFTH OF RESTATED CERTIFICATE OF INCORPORATION OF ADESA, INC.
ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 17, 2006 9:00 a.m., local time Ritz Charles 12156 North Meridian Street Carmel, Indiana 46032 Access Future Proxy Materials Electronically